UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09721

Allianz Global Investors Managed Account Trust

(Exact name of registrant as specified in charter)

1633 Broadway New York, New York 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2012

Date of reporting period: July 31, 2012

Item 1. Schedules of Investments

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—46.9%
Airlines—1.1%
$86	American Airlines Pass Through Trust, 10.375%, 1/2/21	$92,217
	Northwest Airlines, Inc.,
1,373	7.041%, 10/1/23	1,527,105
41,706	7.15%, 4/1/21, (MBIA)	42,749,205
52	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	18,922

		44,387,449

Automotive—0.2%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	10,026,535

Banking—6.3%
16,200	Abbey National Treasury Services PLC, 2.028%, 4/25/14 (i)	15,746,740
5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	5,525,000
	Banco Santander Brasil S.A.,
1,000	4.50%, 4/6/15	1,023,750
3,500	4.50%, 4/6/15 (a)(d)	3,583,125
30,200	Banco Santander Brazil S.A., 2.568%, 3/18/14 (a)(d)(i)	29,154,355
	Barclays Bank PLC,
24,000	6.05%, 12/4/17 (a)(d)	24,477,888
£3,300	14.00%, 6/15/19 (h)	6,104,071
$23,900	BPCE S.A., 2.216%, 2/7/14 (a)(d)(i)	23,855,403
AUD 2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	2,780,198
$20,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(d)(h)	25,686,840
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(h)	3,437,500
30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	29,648,799
	HSBC Capital Funding L.P. (a)(d)(h),
13,900	4.61%, 6/27/13	13,283,771
1,350	10.176%, 6/30/30	1,782,000
	ICICI Bank Ltd.,
5,900	4.75%, 11/25/16 (a)(d)	5,942,563
2,500	5.00%, 1/15/16	2,556,687
700	5.50%, 3/25/15	724,244
900	Korea Exchange Bank, 4.875%, 1/14/16	973,425
29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(h)	31,072,738
2,400	RBS Capital Trust I, 4.709%, 7/1/13 (h)	1,476,000
	State Bank of India,
1,300	4.50%, 10/23/14	1,335,703
1,000	4.50%, 7/27/15 (a)(d)	1,029,465
AUD 20,000	Westpac Banking Corp., 4.75%, 3/5/14	21,477,040

		252,677,305

Biotechnology—0.1%
$1,700	Amgen, Inc., 5.70%, 2/1/19	2,034,261

Diversified Manufacturing—0.5%
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	18,276,135

Drugs & Medical Products—0.2%
1,800	Abbott Laboratories, 5.125%, 4/1/19	2,192,872
100	Biomet, Inc., 10.00%, 10/15/17	107,000

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Drugs & Medical Products (continued)
$3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	$4,173,255
1,700	Hospira, Inc., 6.05%, 3/30/17	1,926,462
1,300	Pfizer, Inc., 6.20%, 3/15/19	1,678,637

		10,078,226

Financial Services—18.0%
	Ally Financial, Inc.,
13,894	2.667%, 12/1/14 (i)	13,519,418
21,075	3.868%, 6/20/14 (i)	21,285,118
1,000	6.75%, 12/1/14	1,073,182
10,500	7.50%, 12/31/13	11,324,670
17,300	8.00%, 3/15/20	20,651,875
19,100	8.30%, 2/12/15	21,272,625
11,000	American Express Co., 7.25%, 5/20/14	12,222,551
	Bank of America Corp.,
3,800	5.65%, 5/1/18	4,201,603
4,300	5.75%, 12/1/17	4,753,985
2,715	6.00%, 9/1/17	3,032,723
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,651,347
17,265	7.25%, 2/1/18	21,384,705
39,800	BNP Paribas S.A., 5.00%, 1/15/21	42,714,713
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,529,996
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	13,089,926
700	5.50%, 10/15/14	748,166
11,718	6.00%, 8/15/17	13,286,771
13,500	6.125%, 11/21/17	15,441,340
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	53,518,108
16,900	7.00%, 10/1/13	18,020,098
20,750	8.00%, 6/1/14	23,054,557
7,900	8.00%, 12/15/16	9,359,351
2,700	8.125%, 1/15/20	3,314,890
3,400	8.70%, 10/1/14	3,855,365
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	11,061,294
€19,100	5.50%, 9/15/67, (converts to FRN on 9/15/17)	22,325,603
$5,000	6.15%, 8/7/37	6,266,835
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	2,140,116
	Goldman Sachs Group, Inc.,
€10,000	1.032%, 5/23/16 (i)	11,157,831
$15,200	6.15%, 4/1/18	17,080,514
2,000	HSBC Finance Corp., 0.897%, 6/1/16 (i)	1,872,614
	HSBC Holdings PLC,
700	6.50%, 5/2/36	823,320
400	7.625%, 5/17/32	491,759
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,410,000
3,000	7.125%, 9/1/18	3,408,750
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,543,032

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
	LBG Capital No.1 PLC,
€2,825	7.375%, 3/12/20	$2,962,492
£9,402	7.588%, 5/12/20	12,787,755
£1,000	7.869%, 8/25/20	1,377,356
$3,400	7.875%, 11/1/20 (a)(d)	3,222,976
22,200	8.50%, 12/17/21 (a)(d)(h)	20,646,000
	LBG Capital No.2 PLC,
£2,331	9.00%, 12/15/19	3,435,379
£4,500	9.334%, 2/7/20	6,713,143
€2,180	15.00%, 12/21/19	3,311,264
	Merrill Lynch & Co., Inc.,
$500	5.00%, 1/15/15	524,350
22,700	6.40%, 8/28/17	25,658,695
40,100	6.875%, 4/25/18	46,354,718
	Morgan Stanley,
€10,000	0.917%, 1/16/17 (i)	10,612,837
$2,800	5.375%, 10/15/15	2,917,382
€5,000	5.375%, 8/10/20	6,244,845
$900	5.95%, 12/28/17	941,467
3,700	6.625%, 4/1/18	3,965,475
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	920,007
$1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,063,720
536	Preferred Term Securities XIII Ltd., 1.018%, 3/24/34 (a)(b)(d)(i)(m)
	(acquisition cost-$536,064; purchased 3/9/04)	337,721
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,712,250
500	QNB Finance Ltd., 3.125%, 11/16/15	515,000
	Royal Bank of Scotland Group PLC,
€1,000	4.625%, 9/22/21, (converts to FRN on 9/22/16)	947,254
$273	5.00%, 11/12/13	277,486
22,200	6.99%, 10/5/17 (a)(d)(h)	18,315,000
5,000	7.648%, 9/30/31 (h)	4,400,000
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	531,785
1,500	9.00%, 6/11/14 (a)(d)	1,669,365
	SLM Corp.,
750	5.00%, 10/1/13	780,000
400	5.375%, 5/15/14	419,628
36,000	6.25%, 1/25/16	38,340,000
9,555	8.45%, 6/15/18	10,940,475
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,185,747
2,000	6.75%, 5/1/15	2,271,656
6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	7,186,784
	UBS AG,
500	4.875%, 8/4/20	554,954
1,000	5.875%, 12/20/17	1,159,826
6,700	USB Capital IX, 3.50%, 8/30/12 (h)	5,543,111
2,050	Wachovia Corp., 5.75%, 2/1/18	2,442,710
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (h)	21,619,125
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,706,625
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,412,868

		726,817,982

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Food & Beverage—0.2%
$6,700	Kraft Foods, Inc., 6.50%, 8/11/17	$8,243,264
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	1,254,690

		9,497,954

Healthcare & Hospitals—0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,592,000
4,000	7.875%, 2/15/20	4,520,000

		8,112,000

Holding Companies—0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	115,383
1,000	7.625%, 4/9/19	1,257,250
6,300	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	6,539,570

		7,912,203

Insurance—4.1%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	1,947,745
7,600	5.05%, 10/1/15	8,183,270
2,000	5.45%, 5/18/17	2,206,658
900	5.60%, 10/18/16	994,934
30,600	5.85%, 1/16/18	34,511,506
17,200	6.25%, 5/1/36	20,921,014
£1,456	6.765%, 11/15/17 (a)(d)	2,572,268
€5,557	6.797%, 11/15/17 (a)(b)(d)(m)
	(acquisition cost-$10,216,616; purchased 3/8/07)	7,790,831
$70,000	8.25%, 8/15/18	86,478,630

		165,606,856

Metals & Mining—0.9%
2,900	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	3,210,300
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	4,552,375
11,800	7.00%, 1/20/20 (a)(d)	13,599,500
1,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	1,068,500
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	4,892,565
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,852,149
800	Teck Resources Ltd., 4.50%, 1/15/21	851,983
	Vale Overseas Ltd.,
2,790	6.875%, 11/10/39	3,408,599
2,000	8.25%, 1/17/34	2,660,578

		36,096,549

Multi-Media—1.9%
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,762,315
1,700	5.90%, 3/15/16	1,976,292

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Multi-Media (continued)
$700	6.30%, 11/15/17	$861,390
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	8,929,375
810	7.875%, 2/15/18	929,475
7,500	8.625%, 2/15/19	8,831,250
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	3,908,125
4,200	7.125%, 2/1/16	4,656,750
19,200	7.75%, 5/31/15	21,576,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	8,241,673
1,500	8.25%, 4/1/19	1,999,907

		74,672,552

Oil & Gas—5.7%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	347,550
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,158,011
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,809,222
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	13,082,638
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	3,130,156
846	Devon Energy Corp., 7.95%, 4/15/32	1,278,834
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	1,940,266
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,729,000
	El Paso LLC,
1,789	7.00%, 6/15/17	2,059,341
19,700	7.25%, 6/1/18	22,829,306
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,540,640
	EnCana Corp.,
2,000	5.90%, 12/1/17	2,311,654
4,700	6.50%, 8/15/34	5,510,116
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	2,388,983
2,600	6.625%, 10/15/36	2,928,531
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,198,750
1,300	6.51%, 3/7/22	1,515,202
14,000	8.146%, 4/11/18 (a)(d)	17,063,760
1,551	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	1,733,714
1,800	Halliburton Co., 6.15%, 9/15/19	2,255,200
895	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	980,776
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	738,356
5,800	6.00%, 2/1/17	6,747,447
3,800	6.95%, 1/15/38	4,796,307
5,500	7.30%, 8/15/33	6,853,044
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	12,206,413
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,510,500
1,700	Northwest Pipeline GP, 7.00%, 6/15/16	2,017,082
291	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	317,190
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	560,000
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	19,005,480

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Oil & Gas (continued)
	Petroleos Mexicanos,
$18,700	5.50%, 1/21/21	$21,879,000
14,550	6.50%, 6/2/41	18,478,500
7,500	8.00%, 5/3/19	9,825,000
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	3,346,153
2,939	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	3,299,364
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,513,890
1,778	5.832%, 9/30/16 (b)	1,933,303
3,000	6.75%, 9/30/19	3,705,000
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,793,653
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	95,500
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(d)	5,162,494
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,349,151
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,236,835

		231,161,312

Paper & Forest Products—0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,118,165

Paper/Paper Products—0.2%
6,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(d)	7,447,110

Retail—1.0%
	CVS Pass Through Trust,
7,995	6.943%, 1/10/30	9,770,800
22,738	7.507%, 1/10/32 (a)(d)	29,333,277

		39,104,077

Road & Rail—0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,222,145

Technology—0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,592,929
1,800	Oracle Corp., 5.00%, 7/8/19	2,181,407

		4,774,336

Telecommunications—2.8%
	America Movil SAB De C.V.,
42,800	5.00%, 3/30/20	50,019,932
21,400	6.125%, 3/30/40	28,297,070
51	AT&T Corp., 8.00%, 11/15/31	80,760
	AT&T, Inc.,
1,718	5.35%, 9/1/40	2,114,076
5,000	5.50%, 2/1/18	6,061,035
1,100	5.80%, 2/15/19	1,369,979
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,118,152
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	5,520,060
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	3,146,400
7,300	5.00%, 10/19/25	8,084,750

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Telecommunications (continued)
$1,250	Qwest Corp., 6.50%, 6/1/17	$1,435,150
4,800	Sprint Capital Corp., 8.75%, 3/15/32	4,812,000
1,100	Verizon Communications, Inc., 8.75%, 11/1/18	1,532,518

		113,591,882

Tobacco—0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	17,414,740
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,721,160
8,130	Reynolds American, Inc., 7.75%, 6/1/18	10,236,743

		29,372,643

Utilities—2.2%
2,498	Bruce Mansfield Unit, 6.85%, 6/1/34	2,662,828
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,307,752
5,000	DTE Energy Co., 6.35%, 6/1/16	5,844,575
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	16,894,535
27,500	Entergy Corp., 3.625%, 9/15/15	28,534,688
174	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	171,658
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(d)	311,650
4,450	6.25%, 6/17/14	4,822,340
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,170,000
	Nevada Power Co.,
100	5.875%, 1/15/15	111,601
1,600	5.95%, 3/15/16	1,854,854
3,000	6.50%, 5/15/18	3,721,491
900	Nisource Finance Corp., 6.40%, 3/15/18	1,061,332
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,527,000
1,700	Ohio Edison Co., 5.45%, 5/1/15	1,867,059
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,351,852
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,225,825
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,819,193
54	W3A Funding Corp., 8.09%, 1/2/17	55,327

		89,315,560

	Total Corporate Bonds & Notes (cost—$1,694,454,114)	1,889,303,237

SOVEREIGN DEBT OBLIGATIONS—13.8%
Australia—7.3%
	Australia Government Bond (j),
AUD 110,800	3.00%, 9/20/25, Ser. 25-CI	163,233,406
AUD 61,700	4.00%, 8/20/20, Ser. 20-CI	125,903,040
AUD 5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	6,332,499

		295,468,945

Brazil—5.0%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 40,777	10.00%, 1/1/14	19,873,861
BRL 164,206	10.00%, 1/1/17	82,997,113
BRL 147,171	10.00%, 1/1/21	74,505,642
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,910,500
	Brazilian Government International Bond,
1,600	4.875%, 1/22/21	1,928,000

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Brazil (continued)
$12,176	8.875%, 10/14/19	$17,655,200

		200,870,316

Canada—0.3%
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,425,419
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,724,799

		12,150,218

Colombia—0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,505,000

Indonesia—0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,766,500

Korea (Republic of)—0.4%
10,800	Export-Import Bank of Korea, 4.00%, 1/29/21	11,470,388
	Korea Development Bank,
3,950	4.00%, 9/9/16	4,248,419
300	8.00%, 1/23/14	327,564

		16,046,371

Mexico—0.3%
10,000	Mexico Government International Bond, 6.05%, 1/11/40	13,885,000

Qatar—0.3%
	Qatar Government International Bond (a)(d),
3,300	4.00%, 1/20/15	3,494,700
6,100	5.25%, 1/20/20	7,207,150

		10,701,850

Russian Federation—0.0%
1,610	Russian Federation Bond, 7.50%, 3/31/30	2,002,518

South Africa—0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	382,500

	Total Sovereign Debt Obligations (cost—$535,709,511)	557,779,218

U.S. GOVERNMENT AGENCY SECURITIES—12.4%
	Fannie Mae—11.2%
2	2.368%, 8/25/18, CMO (i)	2,525
3,790	2.391%, 11/1/35, MBS (i)	4,031,047
1,412	2.498%, 5/1/35, MBS (i)	1,488,945
5	3.086%, 2/1/18, MBS (i)	4,796
2,145	4.00%, 11/1/40, MBS	2,303,752
3	4.095%, 4/1/17, MBS (i)	3,201
263,993	4.50%, 3/1/29 - 11/1/41, MBS	286,808,018
143,000	4.50%, MBS, TBA, 30 Year (e)	154,730,476
1,088	5.29%, 11/25/33, CMO	1,124,812

		450,497,572

	Freddie Mac—0.0%
2	1.95%, 6/1/30, MBS (i)	1,644
7	2.50%, 12/1/18, MBS (i)	7,784
394	6.50%, 1/1/38 - 10/1/38, MBS	449,960

		459,388

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$13	Ginnie Mae—0.0%
	1.625%, 1/20/22, MBS (i)	$13,044

	Small Business Administration Participation Certificates—1.2%
233	4.504%, 2/10/14	239,882
3,606	4.77%, 4/1/24, ABS	4,008,015
20,678	5.32%, 1/1/27, ABS	23,690,496
16,239	5.70%, 8/1/26, ABS	18,575,315

		46,513,708

	Total U.S. Government Agency Securities (cost—$476,660,458)	497,483,712

MUNICIPAL BONDS—9.7%
Arizona—0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,375,440

California—5.5%
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,026,440
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	18,981,000
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	9,312,604
14,300	7.618%, 8/1/40	18,803,785
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	35,611,500
	Los Angeles Department of Water & Power Rev.,
3,000	5.516%, 7/1/27, Ser. C	3,470,280
5,000	6.574%, 7/1/45	7,477,700
1,300	Los Angeles Unified School Dist., GO, 6.758%, 7/1/34	1,759,719
13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	16,557,864
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	361,140
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,398,320
	State, GO,
800	4.85%, 10/1/14	864,600
400	6.20%, 10/1/19	479,632
1,500	6.65%, 3/1/22	1,855,485
8,550	7.55%, 4/1/39	11,429,896
36,400	7.60%, 11/1/40	49,254,660
12,000	7.70%, 11/1/30	14,327,160
23,500	7.95%, 3/1/36	28,188,015

		222,159,800

Illinois—0.4%
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	12,253,185
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,858,384
2,500	Greater Chicago Metropolitan Water Reclamation Dist., GO,
	5.72%, 12/1/38	3,307,475

		17,419,044

Iowa—0.0%
680	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	663,952

Massachusetts—0.5%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	20,851,350

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
New Jersey—0.3%
	State Turnpike Auth. Rev.,
$5,000	7.102%, 1/1/41, Ser. A	$7,303,900
3,900	7.414%, 1/1/40, Ser. F	5,888,025
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	204,468

		13,396,393

New York—0.8%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,572,555
	New York City Municipal Water Finance Auth. Rev.,
3,640	5.79%, 6/15/41	4,171,003
1,445	6.011%, 6/15/42	2,039,892
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	466,372
800	4.525%, 11/1/22	944,792
3,000	5.267%, 5/1/27, Ser. G-3	3,629,550
700	5.572%, 11/1/38	881,286
800	5.932%, 11/1/36	927,680
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,506,310
	State Dormitory Auth. Rev., Ser. H,
1,600	5.289%, 3/15/33	1,915,280
2,700	5.389%, 3/15/40	3,369,141
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,994,720

		33,418,581

Ohio—0.4%
	American Municipal Power, Inc. Rev.,
3,600	5.939%, 2/15/47	4,446,648
1,400	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	2,040,416
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2
11,700	5.75%, 6/1/34	9,515,844
900	5.875%, 6/1/47	730,125

		16,733,033

Texas—1.7%
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	54,467,490
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,844,564
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	5,729,135

		66,041,189

	Total Municipal Bonds (cost—$316,258,253)	393,058,782

U.S. TREASURY OBLIGATIONS—4.5%
11,368	U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28 (j)(k)	18,108,234
	U.S. Treasury Notes,
60,000	1.125%, 5/31/19 (k)	60,721,860
6,600	1.75%, 5/15/22	6,765,000
55,900	2.00%, 11/15/21 (k)	58,865,327
30,600	3.625%, 2/15/21	36,562,227

	Total U.S. Treasury Obligations (cost—$173,522,533)	181,022,648

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES—4.3%
$183	Banc of America Funding Corp., 5.696%, 1/20/47, CMO (i)	$115,679
194	Banc of America Large Loan, Inc., 0.759%, 8/15/29, CMO (b)(i)	185,648
4,400	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
	5.889%, 7/10/44, CMO (i)	5,024,791
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
1,454	2.25%, 8/25/35	1,369,006
1,596	2.57%, 3/25/35	1,595,251
119	2.712%, 10/25/33	118,971
334	3.078%, 3/25/35	333,338
83	3.189%, 5/25/34	74,745
	Bear Stearns Alt-A Trust, CMO (i),
4,321	2.791%, 11/25/36	2,459,927
5,564	2.811%, 11/25/36	3,067,252
1,320	2.865%, 2/25/36	621,654
	Bear Stearns Commercial Mortgage Securities, CMO,
1,600	5.54%, 9/11/41	1,844,971
7,500	5.694%, 6/11/50 (i)	8,751,296
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
619	2.23%, 9/25/35	594,506
563	2.34%, 9/25/35	507,597
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.302%, 1/15/46 (i)	8,979,328
4,400	5.322%, 12/11/49	4,958,961
€252	Cordusio RMBS SRL, 0.792%, 6/30/35, CMO (i)	274,948
	Countrywide Alternative Loan Trust, CMO,
$2,126	0.436%, 11/25/46 (i)	1,289,968
615	0.446%, 5/25/36 (i)	355,496
10,388	6.25%, 8/25/37	6,629,755
	Countrywide Home Loan Mortgage Pass Through Trust, CMO (i),
298	0.566%, 3/25/35	170,486
65	3.003%, 8/25/34	49,147
20	Credit Suisse First Boston Mortgage Securities Corp.,
	2.623%, 7/25/33, CMO (i)	19,398
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	2,929,939
7,300	5.679%, 6/15/39 (i)	8,052,367
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (i),
2,203	0.507%, 8/19/45	1,478,695
1,312	2.454%, 7/19/44	1,124,414
113	First Horizon Asset Securities, Inc., 2.541%, 12/25/33, CMO (i)	106,339
3,560	Greenpoint Mortgage Funding Trust, 0.476%, 6/25/45, CMO (i)	2,216,717
14	Greenpoint Mortgage Pass Through Certificates, 3.132%, 10/25/33, CMO (i)	12,547
	GSR Mortgage Loan Trust, CMO (i),
118	1.92%, 3/25/33	118,218
860	2.644%, 9/25/35	857,401
1,989	2.645%, 9/25/35	1,961,567
	Harborview Mortgage Loan Trust, CMO (i),
310	0.437%, 1/19/38	203,695
538	0.587%, 6/20/35	454,518
223	3.028%, 5/19/33	222,403
361	Homebanc Mortgage Trust, 5.573%, 4/25/37, CMO (i)	320,345

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$12,500	3.341%, 7/15/46 (a)(d)	$13,408,244
20,600	4.106%, 7/15/46 (a)(d)	22,873,107
1,000	5.336%, 5/15/47	1,125,748
6,600	5.42%, 1/15/49	7,510,381
2,200	5.44%, 6/12/47	2,520,872
	JPMorgan Mortgage Trust, CMO (i),
115	2.365%, 11/25/33	112,844
1,580	2.868%, 7/25/35	1,578,554
148	5.017%, 2/25/35	149,774
5,188	5.201%, 2/25/36	3,966,386
1,616	5.315%, 7/25/35	1,615,345
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (i),
1,200	5.172%, 12/12/49	1,346,713
1,600	5.963%, 8/12/49	1,801,531
402	Morgan Stanley Dean Witter Capital I, 4.74%, 11/13/36, CMO	405,006
1,500	Morgan Stanley Reremic Trust, 5.790%, 8/15/45, CMO (a)(d)(i)	1,731,247
340	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(d)(g)(i)	28,815
	RBSSP Resecuritization Trust, CMO (a)(d)(i),
1,372	0.525%, 5/26/37	1,292,020
14,031	0.565%, 3/26/37	12,804,715
6,667	0.744%, 9/26/34	6,137,277
9,151	0.744%, 3/26/36	8,847,967
5,974	0.744%, 4/26/37	5,481,115
1,502	Residential Accredit Loans, Inc., 0.456%, 4/25/46, CMO (i)	653,485
147	Structured Adjustable Rate Mortgage Loan Trust, 2.778%, 2/25/34, CMO (i)	146,023
3,981	Structured Asset Mortgage Investments, Inc., 0.466%, 5/25/36, CMO (i)	2,318,401
	Wachovia Bank Commercial Mortgage Trust, CMO,
305	0.329%, 6/15/20 (a)(d)(i)	284,433
700	5.416%, 1/15/45 (i)	792,716
1,300	5.678%, 5/15/46	1,516,483
	WaMu Mortgage Pass Through Certificates, CMO (i),
216	0.556%, 1/25/45	193,112
2,384	0.62%, 11/25/34	2,131,793
1,201	1.147%, 2/25/46	995,724
708	Wells Fargo Mortgage-Backed Securities Trust, 2.637%, 3/25/36, CMO (i)	553,830

	Total Mortgage-Backed Securities (cost—$155,269,242)	173,774,945

SENIOR LOANS (a)(c)—0.6%
Financial Services—0.6%
23,000	Springleaf Finance Corp., 5.50%, 5/10/17	21,974,591

Healthcare & Hospitals—0.0%
	HCA, Inc.,
370	2.496%, 11/17/13, Term B1	369,121
886	3.711%, 3/31/17, Term B2	874,797

		1,243,918

	Total Senior Loans (cost—$24,162,769)	23,218,509

ASSET-BACKED SECURITIES—0.2%
	Bear Stearns Asset-Backed Securities Trust (i),
2,000	0.446%, 12/25/36	1,358,243
585	1.246%, 10/25/37	376,044
322	BNC Mortgage Loan Trust, 0.346%, 5/25/37 (i)	290,436
	Conseco Financial Corp.,
272	6.22%, 3/1/30	298,832
4,102	6.53%, 2/1/31 (i)	4,166,537

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$113	JPMorgan Mortgage Acquisition Corp., 0.326%, 3/25/37 (i)	$112,693
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	1,344
424	MASTR Asset-Backed Securities Trust, 0.326%, 5/25/37 (i)	402,872
249	Merrill Lynch Mortgage Investors, Inc., 0.366%, 2/25/37 (i)	81,872
202	Morgan Stanley Mortgage Loan Trust, 0.606%, 4/25/37 (i)	80,300
275	Popular ABS Mortgage Pass Through Trust, 0.336%, 6/25/47 (i)	222,243

	Total Asset-Backed Securities (cost—$6,952,895)	7,391,416

Shares
COMMON STOCK—0.0%
Insurance—0.0%
451	American International Group, Inc. (l) (cost—$13,115)	14,103

Principal Amount (000s)

SHORT-TERM INVESTMENTS—10.7%
Corporate Notes—1.9%
Banking—0.1%
$5,000	American Express Bank FSB, 5.50%, 4/16/13	5,173,565

Computers—0.1%
5,000	Lexmark International, Inc., 5.90%, 6/1/13	5,161,905

Financial Services—1.6%
2,300	BRFkredit A/S, 2.05%, 4/15/13 (a)(d)	2,323,819
700	Citigroup, Inc., 5.50%, 4/11/13	719,965
4,700	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	4,700,000
	Merrill Lynch & Co., Inc.,
€2,150	1.403%, 9/27/12 (i)	2,645,859
$7,470	6.05%, 8/15/12	7,483,237
200	6.15%, 4/25/13	206,243
15,700	Morgan Stanley, 1.427%, 4/29/13 (i)	15,613,587
	SLM Corp.,
€2,950	0.992%, 6/17/13 (i)	3,544,255
€1,600	3.125%, 9/17/12	1,968,639
£500	4.875%, 12/17/12	783,484
$2,650	5.125%, 8/27/12	2,650,101
11,200	5.375%, 1/15/13	11,396,403
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	7,981,743

		62,017,335

Multi-Media—0.0%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	1,055,911

Oil & Gas—0.0%
600	Enterprise Products Operating LLC, 4.60%, 8/1/12	600,000

Telecommunications—0.1%
2,000	Qwest Corp., 3.718%, 6/15/13 (i)	2,014,974

Utilities—0.0%
200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	201,735

	Total Corporate Notes (cost—$76,430,114)	76,225,425

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
U.S. Treasury Obligations (k)(n)—0.5%
$21,040	U.S. Treasury Bills, 0.134%-0.176%, 8/23/12-7/25/13 (cost—$21,020,567)	$21,021,705

U.S. Government Agency Securities—0.4%
13,800	Freddie Mac Discount Notes, 0.16%, 1/3/13 (cost—$13,790,493)	13,793,473

Municipal Bonds—0.2%
California—0.2%
7,500	Univ. of California Rev., 0.887%, 7/1/13, Ser. AA-2 (cost—$7,500,000)	7,539,375

Sovereign Debt Obligations—0.1%
Brazil—0.1%
BRL 8,390	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/13, Ser. F (cost—$5,301,193)	4,138,808

Repurchase Agreements—7.6%
$25,000	Bank of America Corp.,
	dated 7/31/12, 0.17%, due 8/1/12,
	proceeds $25,000,118; collateralized by
	U.S. Treasury Bills, 0.16%, due 7/25/13, valued
	at $25,502,376 including accrued interest	25,000,000
12,300	Barclays Capital, Inc.,
	dated 7/31/12, 0.17%-0.21%, due 8/1/12,
	proceeds $12,300,064; collateralized by Fannie
	Mae, 3.50%, due 3/1/42, valued at $2,267,521,
	U.S. Treasury Bonds, 4.625%, due 2/15/40,
	valued at $5,734,178 and U.S. Treasury Notes,
	2.00%, due 2/15/22, valued at $4,589,559
	including accrued interest	12,300,000
30,100	Barclays Capital, Inc.,
	dated 7/31/12, 0.17%, due 8/7/12,
	proceeds $30,100,995; collateralized by
	Federal Farm Credit Bank, 0.227%, due 10/20/14,
	valued at $1,041,075 and Federal Home Loan
	Bank, 0.5%, due 7/17/14, valued at $31,321,905
	including accrued interest	30,100,000
51,200	Barclays Capital, Inc.,
	dated 7/25/12, 0.18%, due 8/1/12,
	proceeds $51,201,792; collateralized by
	Freddie Mac, 0.4%, due 2/27/14, valued at
	$53,336,332 including accrued interest	51,200,000
10,000	Barclays Capital, Inc.,
	dated 7/24/12, 0.19%, due 8/24/12,
	proceeds $10,001,636; collateralized by
	Freddie Mac, 4.00%, due 1/1/41, valued at
	$10,361,781 including accrued interest	10,000,000
50,000	Barclays Capital, Inc.,
	dated 7/11/12, 0.20%, due 8/1/12,
	$50,005,833; collateralized by Fannie
	Mae, 0.72%, due 5/29/15, valued at $51,120,524
	including accrued interest	50,000,000

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$22,100	Citigroup Global Markets, Inc.,
	dated 7/31/12, 0.17%-0.22%, due 8/1/12,
	proceeds $22,100,112; collateralized by Fannie
	Mae, 0.79%, due 4/24/15, valued at $5,615,022
	and U.S. Treasury Notes, 1.25%, due 3/15/14,
	valued at $16,948,285 including accrued
	interest	$22,100,000
4,600	Credit Suisse Securities (USA) LLC,
	dated 7/31/12, 0.20%, due 8/1/12,
	proceeds $4,600,026; collateralized by U.S.
	Treasury Notes, 0.125%, due 7/31/14, valued at
	$4,706,437 including accrued interest	4,600,000
8,300	Deutsche Bank Securities, Inc.,
	dated 7/31/12, 0.17%, due 8/1/12,
	proceeds $8,300,039; collateralized by U.S.
	Treasury Notes, 2.00%, due 2/15/22, valued at
	$8,468,059 including accrued interest	8,300,000
4,500	JPMorgan Securities, Inc.,
	dated 7/31/12, 0.20%, due 8/1/12,
	proceeds $4,500,025; collateralized by
	U.S. Treasury Bonds, 5.50%, due 8/15/28,
	valued at $4,604,497 including accrued
	interest	4,500,000
14,200	Morgan Stanley & Co.,
	dated 7/31/12, 0.21%, due 8/1/12,
	proceeds $14,200,083; collateralized by
	U.S. Treasury Bonds, 3.125%-4.375%, due
	11/15/39-11/15/41, valued at $14,523,605
	including accrued interest	14,200,000
69,800	RBC Capital Markets,
	dated 7/31/12, 0.14%, due 8/1/12,
	proceeds $69,800,271; collateralized by U.S.
	Treasury Notes, 1.375%-1.875%, due 11/30/15-
	9/30/17, valued at $71,248,050 including
	accrued interest	69,800,000
4,423	State Street Bank & Trust Co.,
	dated 7/31/12, 0.01%, due 8/1/12,
	proceeds $4,423,001; collateralized by
	Federal Home Loan Bank, 0.875%, due
	12/27/13, valued at 4,512,715 including
	accrued interest	4,423,000

	Total Repurchase Agreements (cost—$306,523,000)	306,523,000

	Total Short-Term Investments (cost—$430,565,367)	429,241,786

	Total Investments, before options written
	(cost—$3,813,568,257) (o)—103.1%	4,152,288,356

Fixed Income SHares: Series C Schedule of Investments

July 31, 2012 (unaudited) (continued)

Notional Amount (000s)			Value*
OPTIONS WRITTEN (l)—(0.3)%
	Call Options—(0.3)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13		$(5,834,045)
$91,200	strike rate 1.70%, expires 3/18/13		(3,395,513)

			(9,229,558)

	Put Options—(0.0)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13		(823,724)
$91,200	strike rate 1.70%, expires 3/18/13		(161,433)

			(985,157)

	Total Options Written (premiums received—$10,135,275)		(10,214,715)

	Total Investments, net of options written (cost—$3,803,432,982)	102.8%	4,142,073,641
	Other liabilities in excess of other assets	(2.8)	(114,548,310)

	Net Assets	100.0%	$4,027,525,331

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $552,055,169, representing 13.7% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2012.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after July 31, 2012.
(f)	In default.
(g)	Fair-Valued—Security with a value of $28,815, representing less than 0.001% of net assets.
(h)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2012.
(j)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or delayed-delivery securities.
(l)	Non-income producing.
(m)	Restricted. The aggregate acquisition cost of such securities is $10,752,680. The aggregate market value is $8,128,552, representing 0.2% of net assets.
(n)	Rates reflect the effective yields at purchase date.
(o)	At July 31, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $3,814,504,601. Gross unrealized appreciation was $378,454,187; gross unrealized depreciation was $40,670,432; and net unrealized appreciation was $337,783,755. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2012.

GO—General Obligation Bond

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

TBA—To Be Announced

Other Investments:

(A)	Futures contracts outstanding at July 31, 2012:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: 10-Year U.S. Treasury Note Futures	48	$6,464	9/19/12	$65,958
Financial Futures Euro—90 day	6,930	1,725,310	9/16/13	11,804,515

				$11,870,473

(B)	Transactions in options written for the nine months ended July 31, 2012:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	10,433	$4,912,400	$35,752,834
Options written	—	667,600	10,135,275
Options terminated in closing transactions	(10,433)	(4,912,400)	(35,752,834)

Options outstanding, July 31, 2012	—	$667,600	$10,135,275

(C)	Credit default swap agreements outstanding at July 31, 2012:

Buy protection swap agreements(1):

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
DTE Energy	$5,000	1.01%	6/20/16	(0.97)%	$1,241	—	$1,241
Deutsche Bank:
Morgan Stanley	13,300	3.41%	12/20/16	(1.00)%	1,241,878	$1,594,469	(352,591)
JPMorgan Chase:
Lexmark International	5,000	2.63%	6/20/13	(1.19)%	56,240	—	56,240

					$1,299,359	$1,594,469	$(295,110)

Centrally cleared swap agreements:
Broker (Exchange)	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Unrealized Depreciation
Credit Suisse First Boston (CME):
Dow Jones CDX HY-18 5-Year Index	$263,142	5.82%	6/20/17	5.00%	$6,852,656	$(3,904,251)
Morgan Stanley (CME):
Dow Jones CDX HY-17 5-Year Index	242,496	5.55%	12/20/16	5.00%	3,372,736	(6,038,505)

					$10,225,392	$(9,942,756)

Sell protection swap agreements(2): OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American International Group	$4,000	0.49%	12/20/12	0.90%	$10,630	—	$10,630
China Government International Bond	2,000	0.83%	9/20/16	1.00%	16,327	$10,371	5,956
JPMorgan Chase	3,000	0.28%	9/20/12	0.39%	1,817	—	1,817
Barclays Bank:
China Government International Bond	28,800	0.56%	9/20/15	1.00%	427,707	271,506	156,201
China Government International Bond	6,000	0.83%	9/20/16	1.00%	48,981	31,114	17,867
Dow Jones CDX EM-15 Index	5,700	2.30%	6/20/16	5.00%	598,878	769,500	(170,622)
BNP Paribas:
China Government International Bond	17,500	0.56%	9/20/15	1.00%	259,891	161,042	98,849
General Electric	15,200	0.66%	12/20/13	4.90%	984,438	—	984,438
General Electric	900	1.15%	9/20/15	1.00%	(3,210)	(45,701)	42,491
Citigroup:
China Government International Bond	6,300	0.56%	9/20/15	1.00%	93,561	58,011	35,550
China Government International Bond	4,000	0.83%	9/20/16	1.00%	32,654	20,743	11,911
El Paso	2,700	1.01%	3/20/14	5.00%	191,208	(133,380)	324,588
United Kingdom Gilt	16,200	0.17%	6/20/15	1.00%	409,280	132,275	277,005
United Kingdom Gilt	33,500	0.33%	6/20/16	1.00%	907,711	415,748	491,963
Credit Suisse First Boston:
China Government International Bond	4,700	0.49%	3/20/15	1.00%	68,948	51,098	17,850
China Government International Bond	4,000	0.83%	9/20/16	1.00%	32,654	19,751	12,903
United Kingdom Gilt	13,000	0.19%	9/20/15	1.00%	348,174	133,971	214,203
Deutsche Bank:
Berkshire Hathaway	11,900	0.49%	9/20/13	1.10%	97,892	—	97,892
Dow Jones CDX EM-14 Index	19,000	2.21%	12/20/15	5.00%	1,827,088	2,715,450	(888,362)
France Government Bond	3,800	0.93%	9/20/15	0.25%	(78,782)	(138,576)	59,794
France Government Bond	31,100	1.13%	3/20/16	0.25%	(962,339)	(1,104,012)	141,673
General Electric	7,700	0.66%	12/20/13	3.80%	370,963	—	370,963
Procter & Gamble	3,000	0.22%	3/20/14	1.27%	56,211	—	56,211
Goldman Sachs:
BP Capital Markets	3,400	0.60%	6/20/15	5.00%	449,443	89,912	359,531
California State Municipal Bond	3,300	2.01%	12/20/18	1.63%	(62,124)	—	(62,124)
California State Municipal Bond	25,000	2.01%	12/20/18	1.65%	(442,628)	—	(442,628)
Dow Jones CDX HY-9 5-Year Index 35-100%	3,296	0.04%	12/20/12	2.05%	34,015	—	34,015
El Paso	350	1.14%	9/20/14	5.00%	30,644	(27,125)	57,769
France Government Bond	25,900	1.13%	3/20/16	0.25%	(801,433)	(866,475)	65,042
HSBC Bank:
China Government International Bond	3,000	0.56%	9/20/15	1.00%	44,553	(41,619)	86,172
China Government International Bond	6,200	0.56%	9/20/15	1.00%	92,076	57,090	34,986
JPMorgan Chase:
American Express	2,800	0.41%	3/20/14	2.75%	116,182	—	116,182
BP Capital Markets	600	0.60%	6/20/15	5.00%	79,314	6,025	73,289
China Government International Bond	22,000	0.49%	3/20/15	1.00%	322,738	254,939	67,799
France Government Bond	4,900	0.93%	9/20/15	0.25%	(101,588)	(171,695)	70,107
Morgan Stanley:
China Government International Bond	17,200	0.56%	9/20/15	1.00%	255,436	137,396	118,040
France Government Bond	22,300	1.28%	9/20/16	0.25%	(914,389)	(1,052,989)	138,600
Royal Bank of Scotland:
China Government International Bond	41,500	0.56%	9/20/15	1.00%	616,314	379,144	237,170
UBS:
SLM	5,000	0.95%	12/20/12	5.00%	108,545	135,674	(27,129)

					$5,567,780	$2,269,188	$3,298,592

Centrally cleared swap agreements:

Broker (Exchange)	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Unrealized Appreciation
Citigroup (CME):
Dow Jones CDX IG-16 5-Year Index	$1,500	0.90%	6/20/16	1.00%	$7,498	$5,144

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D)	Interest rate swap agreements outstanding at July 31, 2012:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type			Upfront Premiums Paid(Received)	Unrealized Appreciation
			Payments Made	Payments Received	Market Value
Bank of America	BRL 200,000	1/2/14	BRL-CDI-Compounded	12.31%	$7,454,342	—	$7,454,342
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	390,965	$46,749	344,216
Barclays Bank	MXN 750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	1,136,525	143,089	993,436
Barclays Bank	MXN 91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	1,001,525	3,208	998,317
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	10,483,466	(2,459,890)	12,943,356
HSBC Bank	BRL 195,300	1/2/14	BRL-CDI-Compounded	12.12%	7,487,884	360,272	7,127,612
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	4,349,355	666,135	3,683,220
Morgan Stanley	BRL 1,700	1/2/14	BRL-CDI-Compounded	10.58%	29,712	1,019	28,693
Morgan Stanley	MXN 1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	2,899,571	373,129	2,526,442

					$35,233,345	$(866,289)	$36,099,634

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Barclays Bank (CME)	£127,900	3/21/22	6-Month GBP-LIBOR	3.00%	$22,041,014	$12,065,593
Citigroup (CME)	€58,000	3/16/21	6-Month EUR-LIBOR	3.00%	8,644,182	4,135,168
Credit Suisse First Boston (CME)	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	989,453	386,855

					$31,674,649	$16,587,616

AUD—Australian Dollar

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

EUR/€—Euro

GBP/£—British Pound

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

TIIE—Inter-Bank Equilibrium Interest Rate

(E)	Forward foreign currency contracts outstanding at July 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
288,983,438 Brazilian Real settling 8/2/12	HSBC Bank	$140,753,841	$141,022,564	$268,723
231,208,038 Brazilian Real settling 8/2/12	Morgan Stanley	113,060,165	112,828,439	(231,726)
42,154,000 Brazilian Real settling 8/2/12	UBS	20,000,000	20,570,955	570,955
483,000 British Pound settling 8/2/12	BNP Paribas	748,729	757,272	8,543
1,597,000 British Pound settling 8/2/12	Citigroup	2,461,928	2,503,857	41,929
886,000 British Pound settling 8/2/12	JPMorgan Chase	1,380,975	1,389,115	8,140
7,260,000 British Pound settling 8/2/12	Royal Bank of Canada	11,247,918	11,382,593	134,675
147,942,000 Canadian Dollar settling 9/20/12	Barclays Bank	143,926,452	147,366,452	3,440,000
511,455,000 Chilean Peso settling 1/9/13	HSBC Bank	1,009,185	1,037,365	28,180
511,455,000 Chilean Peso settling 8/14/12	Morgan Stanley	1,038,909	1,057,550	18,641
182,475,947 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	28,941,467	28,404,286	(537,181)
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	14,208,174	13,771,880	(436,294)
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	9,903,374	(271,507)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	17,617,349	(1,175,087)
626,757,868 Chinese Yuan Renminbi settling 10/15/12	UBS	98,717,572	98,005,799	(711,773)
143,497,285 Chinese Yuan Renminbi settling 2/1/13	UBS	22,764,700	22,336,851	(427,849)
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	10,677,075	(316,313)
525,000 Euro settling 10/15/12	BNP Paribas	640,705	646,554	5,849
332,000 Euro settling 10/15/12	Citigroup	408,085	408,869	784
456,000 Euro settling 10/15/12	HSBC Bank	559,548	561,578	2,030

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased (continued):
200,916,000 Japanese Yen settling 9/10/12	BNP Paribas	2,567,781	2,572,755	4,974
897,801,897 Mexican Peso settling 8/15/12	Deutsche Bank	64,840,605	67,429,620	2,589,015
1,983,897 Mexican Peso settling 12/3/12	Deutsche Bank	149,210	147,446	(1,764)
84,282,000 Mexican Peso settling 8/15/12	HSBC Bank	6,112,928	6,330,019	217,091
983,013,087 Mexican Peso settling 12/3/12	JPMorgan Chase	72,595,986	73,058,725	462,739
2,669,437 Mexican Peso settling 8/15/12	UBS	194,216	200,489	6,273
400,416 Mexican Peso settling 12/3/12	UBS	29,593	29,759	166
209,538,000 Norwegian Krone settling 8/28/12	BNP Paribas	34,395,036	34,730,374	335,338
209,538,000 Norwegian Krone settling 8/28/12	HSBC Bank	34,388,770	34,730,374	341,604
209,538,000 Norwegian Krone settling 8/28/12	Royal Bank of Scotland	34,406,473	34,730,375	323,902
334,010 Singapore Dollar settling 8/3/12	Royal Bank of Scotland	265,319	268,410	3,091
6,038,847 Taiwan Dollar settling 11/30/12	Barclays Bank	204,915	201,596	(3,319)
Sold:
343,957,000 Australian Dollar settling 8/9/12	Bank of America	343,785,022	361,231,966	(17,446,944)
288,983,438 Brazilian Real settling 8/2/12	HSBC Bank	147,885,696	141,022,564	6,863,132
231,208,038 Brazilian Real settling 8/2/12	Morgan Stanley	112,789,910	112,828,439	(38,529)
231,208,038 Brazilian Real settling 10/2/12	Morgan Stanley	111,948,888	111,578,813	370,075
42,154,000 Brazilian Real settling 8/2/12	UBS	20,563,930	20,570,955	(7,025)
7,260,000 British Pound settling 9/4/12	Royal Bank of Canada	11,247,047	11,382,375	(135,328)
10,226,000 British Pound settling 8/2/12	UBS	15,956,292	16,032,836	(76,544)
511,455,000 Chilean Peso settling 8/14/12	HSBC Bank	1,027,019	1,057,550	(30,531)
325,973,232 Chinese Yuan Renminbi settling 2/1/13	BNP Paribas	51,898,301	50,741,136	1,157,165
222,000,000 Chinese Yuan Renminbi settling 8/5/13	Citigroup	35,249,285	34,352,329	896,956
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,222	17,617,349	512,873
626,757,868 Chinese Yuan Renminbi settling 10/15/12	HSBC Bank	99,738,680	98,005,799	1,732,881
265,028,000 Euro settling 10/15/12	Royal Bank of Scotland	325,320,918	326,390,446	(1,069,528)
1,983,897 Mexican Peso settling 8/15/12	Deutsche Bank	150,792	149,001	1,791
982,769,437 Mexican Peso settling 8/15/12	JPMorgan Chase	73,348,270	73,811,127	(462,857)
334,010 Singapore Dollar settling 10/22/12	Royal Bank of Scotland	265,414	268,451	(3,037)
334,010 Singapore Dollar settling 8/3/12	UBS	270,394	268,410	1,984

				$(3,033,637)

At July 31, 2012, the Portfolio held $43,839,000 in cash as collateral for derivative contracts and delayed-delivery securities.

Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(F)	Reverse repurchase agreements at July 31, 2012:

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended July 31, 2012 was $1,425,000 at a weighted average interest rate of (1.25)%. There were no open reverse repurchase agreements at July 31, 2012.

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—43.4%
	Fannie Mae—41.5%
$6,100	0.446%, 10/27/37, CMO (g)	$6,067,133
38	0.70%, 8/25/21, CMO (g)	38,080
778	1.802%, 1/1/20, MBS (g)	809,567
423	1.865%, 1/1/22, MBS (g)	434,534
339	2.016%, 5/1/28, MBS (g)	356,872
1,956	2.087%, 1/1/34, MBS (g)	2,056,738
16	2.10%, 11/1/32, MBS (g)	15,773
32	2.123%, 10/1/32, MBS (g)	32,247
452	2.204%, 1/1/33, MBS (g)	474,714
83	2.22%, 9/1/27, MBS (g)	86,660
347	2.241%, 9/1/32, MBS (g)	362,719
226	2.251%, 5/1/33, MBS (g)	240,675
124	2.265%, 1/1/33, MBS (g)	130,164
338	2.297%, 9/1/35, MBS (g)	351,652
312	2.33%, 2/1/33, MBS (g)	320,337
19	2.406%, 9/1/32, MBS (g)	19,365
126	2.415%, 5/1/34, MBS (g)	133,841
1,894	2.47%, 11/1/35, MBS (g)	2,026,562
153	2.485%, 12/1/34, MBS (g)	163,227
22	2.50%, 5/1/17, MBS (g)	22,311
227	2.54%, 12/1/32, MBS (g)	229,463
152	2.55%, 10/1/34, MBS (g)	162,242
30	2.596%, 6/1/20, MBS (g)	31,461
47	2.76%, 5/1/18, MBS (g)	48,817
37	2.814%, 1/1/18, MBS (g)	38,199
527	2.944%, 4/1/35, MBS (g)	566,143
25	3.257%, 3/25/41, CMO (g)	25,598
23	3.640%, 5/25/42, CMO (g)	24,267
1,278	4.00%, 11/25/19, CMO	1,343,871
180,900	4.00%, 2/1/36-2/1/42, MBS	194,283,035
881,000	4.00%, MBS, TBA, 30 Year (d)	944,113,375
11,482	4.50%, 11/25/26-10/25/34, CMO	12,591,215
92,489	4.50%, 3/1/29-6/1/41, MBS	100,149,209
331,000	4.50%, MBS, TBA, 30 Year (d)	358,152,360
11,600	4.875%, 12/15/16 (i)	13,678,268
682	5.00%, 9/25/14, CMO	708,560
9,390	5.00%, 9/1/17-7/1/39, MBS	10,232,250
564	5.50%, 2/25/24, CMO	626,523
376	6.00%, 8/1/22-12/1/23, MBS	415,795
30	6.50%, 1/1/25-12/1/28, MBS	33,638
104	6.50%, 7/18/27, CMO	119,204
194	7.00%, 11/1/38, MBS	224,492
100	7.01%, 8/1/22, MBS	116,102
5	7.925%, 2/1/25, MBS (g)	5,242
91	11.00%, 7/15/20, MBS	98,833

		1,652,161,333

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	Freddie Mac—0.8%
$113	0.699%, 8/15/29-12/15/31, CMO (g)	$113,172
12	0.749%, 9/15/30, CMO (g)	12,207
17	0.799%, 3/15/32, CMO (g)	17,332
261	0.90%, 3/15/20-2/15/24, CMO (g)	264,167
7	0.95%, 10/15/19, CMO (g)	7,250
38	1.20%, 12/15/13, CMO (g)	37,785
68	1.40%, 9/15/22, CMO (g)	68,294
19	1.60%, 8/15/23, CMO (g)	18,519
134	2.025%, 8/1/32, MBS (g)	136,665
27	2.25%, 8/1/29, MBS (g)	28,157
4,535	2.291%, 6/1/35, MBS (g)	4,794,249
200	2.327%, 2/1/29, MBS (g)	213,627
129	2.328%, 2/1/33, MBS (g)	136,682
115	2.334%, 4/1/32, MBS (g)	117,461
10	2.348%, 1/1/33, MBS (g)	10,521
281	2.35%, 3/1/32, MBS (g)	285,291
469	2.354%, 5/1/34, MBS (g)	501,845
268	2.375%, 1/1/32-10/1/32, MBS (g)	280,763
1,318	2.382%, 10/1/35, MBS (g)	1,402,220
17	2.469%, 7/1/29, MBS (g)	18,423
96	2.625%, 10/1/32, MBS (g)	97,473
14	2.797%, 7/1/32, MBS (g)	14,688
15	2.909%, 8/1/32, MBS (g)	15,814
7,300	3.75%, 3/27/19 (i)	8,508,457
30	4.50%, 5/15/18, CMO	31,923
9,273	5.50%, 3/15/34-5/15/36, CMO	10,677,886
1,050	6.00%, 8/15/16-12/15/28, CMO	1,165,137
468	6.50%, 8/15/16-7/15/31, CMO	535,097
37	7.00%, 4/1/29-6/1/30, MBS	43,898
111	7.50%, 8/15/30, CMO	132,523

		29,687,526

	Ginnie Mae—0.1%
26	0.597%, 6/20/32, CMO (g)	25,752
2,259	1.625%, 3/20/17-3/20/32, MBS (g)	2,345,543
161	2.00%, 7/20/21-9/20/27, MBS (g)	167,904
374	2.375%, 5/20/18-6/20/32, MBS (g)	391,875
42	2.50%, 1/20/18-9/20/21, MBS (g)	42,824
42	2.875%, 6/20/22, MBS (g)	43,432
92	3.00%, 4/20/19-8/20/25, MBS (g)	96,914
4	4.50%, 8/20/18, MBS (g)	4,362
2	6.50%, 12/15/23, MBS	2,478

		3,121,084

	Other Government Agencies—1.0%
15,028	SLM Student Loan Trust, 1.951%, 4/25/23, ABS (g)	15,544,266
21,674	Small Business Administration Participation Certificates,
	5.23%, 3/1/27, ABS	24,672,710
1,074	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	1,267,344

		41,484,320

	Total U.S. Government Agency Securities (cost—$1,694,507,308)	1,726,454,263

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—25.7%
Banking—3.4%
$47,900	ABN Amro Bank NV, 2.217%, 1/30/14 (a)(b)(c)(g)(k)
	(acquisition cost-$47,900,000; purchased 1/27/11)	$48,107,263
4,255	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(c)	4,456,734
600	American Express Bank FSB, 6.00%, 9/13/17	727,873
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(c)	16,163,148
1,500	CoBank Acb, 7.875%, 4/16/18 (a)(c)	1,879,147
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(c)	1,991,546
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(c),
1,600	3.20%, 3/11/15	1,661,106
36,900	4.75%, 1/15/20	41,115,788
4,200	Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(c)	4,176,892
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(c)(f)	10,512,337
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(c)	6,748,334

		137,540,168

Biotechnology—0.0%
700	Amgen, Inc., 6.40%, 2/1/39	890,674

Commercial Services—0.1%
4,700	Stanford University, 4.75%, 5/1/19	5,634,524

Diversified Manufacturing—2.1%
70,000	General Electric Co., 5.25%, 12/6/17	82,809,020

Drugs & Medical Products—0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,707,456
10,000	Pfizer, Inc., 6.20%, 3/15/19	12,912,590

		22,620,046

Financial Services—14.5%
	Bank of America Corp.,
8,295	0.797%, 8/15/16 (g)	7,240,224
21,700	5.75%, 12/1/17	23,991,043
50,300	7.375%, 5/15/14	54,599,745
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	36,615,287
21,000	7.25%, 2/1/18	26,010,936
	Citigroup, Inc.,
13,100	2.167%, 5/15/18 (g)	12,493,771
1,550	4.587%, 12/15/15	1,650,428
27,600	6.125%, 5/15/18	31,569,846
25,000	6.375%, 8/12/14	27,017,650
	Goldman Sachs Group, Inc.,
2,000	5.95%, 1/18/18	2,226,174
27,575	6.75%, 10/1/37	28,493,275
	HSBC Finance Corp.,
670	0.897%, 6/1/16 (g)	627,326
19,600	6.676%, 1/15/21	21,910,958
1,900	HSBC Holdings PLC, 7.625%, 5/17/32	2,335,856
	JPMorgan Chase & Co.,
500	3.15%, 7/5/16	526,302

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
$4,500	4.65%, 6/1/14	$4,784,503
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(c)	8,454,717
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	209,740
400	5.45%, 7/15/14	422,363
59,200	6.875%, 4/25/18	68,433,898
6,400	Morgan Stanley, 6.00%, 4/28/15	6,785,267
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(c)	1,713,498
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(c)	10,864,300
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	2,283,000
79,000	Royal Bank of Scotland PLC, 3.95%, 9/21/15	81,190,196
	SLM Corp.,
18,900	5.00%, 10/1/13	19,656,000
4,500	5.375%, 5/15/14	4,720,819
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	16,993,303
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,522,760
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	1,175,625
	UBS AG,
39,800	4.875%, 8/4/20	44,174,298
3,000	5.75%, 4/25/18	3,445,350
6,900	5.875%, 12/20/17	8,002,799
7,600	Wachovia Corp., 0.738%, 6/15/17 (g)	7,296,365

		579,437,622

Food & Beverage—0.1%
1,257	Kraft Foods Group, Inc., 6.125%, 8/23/18 (a)(b)(c)(k)
	(acquisition cost-$1,542,150; purchased 7/17/12)	1,559,775
443	Kraft Foods, Inc., 6.125%, 2/1/18	543,431

		2,103,206

Healthcare & Hospitals—0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(c)	19,136,100

Insurance—0.7%
	American International Group, Inc.,
£455	6.765%, 11/15/17 (a)(c)	803,834
$21,700	8.25%, 8/15/18	26,808,375

		27,612,209

Metals & Mining—0.1%
3,900	Alcoa, Inc., 6.15%, 8/15/20	4,228,267

Oil & Gas—1.3%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,260,625
2,000	8.125%, 7/31/14	2,211,000
1,939	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(c)	2,167,143
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	19,563,883
194	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(c)	211,460
14,550	Petroleos Mexicanos, 6.50%, 6/2/41	18,478,500
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,597,537

		53,490,148

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Retail—0.1%
$5,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	$5,906,040

Road & Rail—0.1%
2,000	RZD Capital Ltd., 5.739%, 4/3/17	2,196,440

Telecommunications—1.4%
44,600	AT&T, Inc., 5.50%, 2/1/18	54,064,432

Tobacco—0.6%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	7,494,385
1,500	9.70%, 11/10/18	2,142,788
9,700	Reynolds American, Inc., 7.25%, 6/15/37	12,571,811

		22,208,984

Utilities—0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(c)	3,093,366

	Total Corporate Bonds & Notes (cost—$921,761,269)	1,022,971,246

MUNICIPAL BONDS—17.2%
Alaska—0.0%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	78,777

California—5.9%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	14,323,760
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	16,213,890
800	6.918%, 4/1/40, Ser. S-1	1,140,520
15,000	7.043%, 4/1/50, Ser. S-1	22,353,000
6,400	City of San Francisco Public Utilities Commission Water Rev.,
	5.50%, 11/1/25, Ser. B	7,740,352
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	5,141,600
3,500	5.00%, 6/1/38	3,589,670
11,200	Irvine Ranch Water Dist., Special Assessment, 6.622%, 5/1/40, Ser. B	16,201,472
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,187,773
600	5.735%, 6/1/39	776,700
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	6,410,070
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	7,967,149
6,400	6.166%, 7/1/40	7,440,256
24,700	6.603%, 7/1/50	37,092,978
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J	8,448,245
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	6,055,000
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	5,028,975
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	5,778,240
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,920,600
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	3,196,022
3,250	7.021%, 8/1/40	3,783,195

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
California (continued)
$1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	$1,068,460
	State, GO,
3,600	5.65%, 4/1/39 (g)	3,726,612
1,200	7.35%, 11/1/39	1,555,764
600	7.50%, 4/1/34	781,776
4,100	7.55%, 4/1/39	5,481,003
5,600	7.60%, 11/1/40	7,577,640
985	Tobacco Securitization Auth. of Northern California Rev.,
	5.40%, 6/1/27, Ser. A-2	883,644
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	4,488,995
2,750	6.296%, 5/15/50	3,353,708
5,100	6.398%, 5/15/31	6,383,415
7,850	6.548%, 5/15/48	10,671,604

		235,762,088

Illinois—0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,778,182

Iowa—0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	3,546,084

Louisiana—0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,992,636

Massachusetts—0.0%
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	866,985

Michigan—0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,560,450

New Jersey—1.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,564,353
	State Turnpike Auth. Rev.,
14,700	7.102%, 1/1/41, Ser. A	21,473,466
300	7.414%, 1/1/40, Ser. F	452,925
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	17,535,133

		41,025,877

New York—4.5%
	Metropolitan Transportation Auth. Rev.,
3,500	5.871%, 11/15/39	4,182,535
12,000	6.814%, 11/15/40	16,083,480
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	5,857,668
3,000	6.124%, 6/15/42	3,505,650
	Second Generation Resolutions,
5,450	5.882%, 6/15/44	7,638,175
5,800	6.282%, 6/15/42	6,896,432
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	8,546,267

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
New York (continued)
$16,700	4.525%, 11/1/22	$19,722,533
5,000	5.267%, 5/1/27, Ser. G-3	6,049,250
12,400	5.572%, 11/1/38	15,611,352
7,500	5.767%, 8/1/36	9,466,050
14,700	5.932%, 11/1/36	17,046,120
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	10,083,218
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	21,493,902
2,500	5.859%, 12/1/24, Ser. 158	3,219,950
4,000	State Dormitory Auth. Rev., 5.051%, 9/15/27	4,770,160
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	10,988,384
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	6,365,372

		177,526,498

Ohio—0.9%
10,900	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects,
	8.084%, 2/15/50, Ser. B	16,433,058
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	4,806,460
9,500	5.875%, 6/1/47	7,706,875
7,020	6.00%, 6/1/42	5,814,175

		34,760,568

Pennsylvania—0.3%
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	10,226,605

Tennessee—0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Rev.,
	6.568%, 7/1/37, Ser. B	134,926

Texas—4.1%
45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	53,280,986
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41	9,345,560
4,600	6.308%, 2/1/37	5,275,234
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	10,142,754
17,500	4.681%, 4/1/40	21,266,350
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	64,912,432

		164,223,316

Washington—0.2%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	8,551,340

	Total Municipal Bonds (cost—$551,381,244)	686,034,332

MORTGAGE-BACKED SECURITIES—11.7%
	Adjustable Rate Mortgage Trust, CMO (g),
81	2.906%, 5/25/35	81,261
503	3.396%, 11/25/35	362,758
336	5.127%, 1/25/36	275,844
6,383	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(c)(g)	6,522,723

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	American Home Mortgage Assets LLC, CMO (g),
$1,447	0.436%, 9/25/46	$804,979
1,211	0.456%, 10/25/46	646,944
1,795	Banc of America Funding Corp., 2.633%, 2/20/36, CMO (g)	1,697,527
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	1,279,624
4,700	BCRR Trust, 5.790%, 8/17/45, CMO (a)(c)(g)	5,349,124
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (g),
9,329	2.25%, 8/25/35	8,784,638
2,684	2.40%, 10/25/35	2,393,174
17,422	2.57%, 3/25/35	17,416,907
62	2.792%, 1/25/35	56,520
237	2.880%, 2/25/34	234,721
212	2.909%, 1/25/34	216,242
5,041	3.078%, 3/25/35	5,027,478
892	3.117%, 5/25/47	610,269
391	5.481%, 2/25/36	231,991
	Bear Stearns Alt-A Trust, CMO (g),
943	2.865%, 2/25/36	444,039
179	2.886%, 5/25/35	147,112
5,066	2.924%, 6/25/34	2,414,450
19	Bear Stearns Mortgage Securities, Inc., 7.231%, 3/25/31, CMO (g)	20,355
2,182	Bear Stearns Structured Products, Inc., 2.814%, 1/26/36, CMO (g)	1,295,514
845	CC Mortgage Funding Corp., 0.376%, 5/25/48, CMO (a)(c)(g)	555,952
1,995	Chase Mortgage Finance Corp., 5.795%, 9/25/36, CMO (g)	1,757,250
	Citigroup Commercial Mortgage Trust, CMO (a)(c)(g),
9,862	5.322%, 12/17/49	11,150,209
15,178	5.858%, 7/17/40	17,648,219
	Citigroup Mortgage Loan Trust, Inc., CMO (g),
21,042	2.53%, 10/25/35	17,929,519
789	2.58%, 10/25/35	705,574
140	2.613%, 8/25/35	135,329
262	2.843%, 12/25/35	134,019
1,921	4.110%, 9/25/37	1,261,833
3,505	Commercial Capital Access One, Inc., 7.854%, 11/15/28, CMO (a)(c)(g)	2,615,063
	Commercial Mortgage Pass Through Certificates, CMO (a)(c),
16,386	3.156%, 7/10/46	17,394,607
2,000	5.479%, 2/5/19 (g)	1,963,542
784	Community Program Loan Trust, 4.50%, 4/1/29, CMO	794,770
	Countrywide Alternative Loan Trust, CMO (g),
794	0.416%, 1/25/37	473,890
3,235	0.426%, 5/25/47	2,014,083
3,167	0.427%, 2/20/47	1,582,257
156	0.457%, 7/20/46	66,711
5,006	0.466%, 5/25/35	3,162,132
2,574	0.506%, 12/25/35	1,917,078
315	0.516%, 5/25/36	46,282
1,150	1.147%, 2/25/36	808,039
320	5.515%, 11/25/35	201,792
	Countrywide Home Loan Mortgage Pass Through Trust, CMO (g),
218	0.476%, 5/25/35	154,448
452	0.546%, 4/25/46	73,360
1,181	0.556%, 3/25/35	781,301

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,627	0.566%, 3/25/35	$1,107,367
1,060	0.586%, 3/25/36	312,344
883	0.636%, 2/25/35	453,865
47	0.786%, 2/25/35	40,201
161	2.595%, 2/20/36	122,932
566	2.904%, 4/25/35	89,691
367	5.127%, 10/20/35	259,389
488	5.216%, 5/20/36	325,748
14	Credit Suisse First Boston Mortgage Securities Corp.,
	0.888%, 3/25/32, CMO (a)(c)(g)	11,222
303	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.567%, 7/19/45, CMO (g)	38,314
20,343	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(c)	20,580,436
1,419	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	1,416,875
723	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(c)	747,357
371	GMAC Mortgage Corp. Loan Trust, 3.071%, 11/19/35, CMO (g)	276,401
5,648	Granite Master Issuer PLC, 0.427%, 12/20/54, CMO (g)	5,488,135
3	Greenpoint Mortgage Funding Trust, 0.326%, 10/25/46, CMO (g)	2,906
	GSR Mortgage Loan Trust, CMO (g),
1,376	2.644%, 9/25/35	1,371,841
298	2.866%, 9/25/34	244,505
183	2.943%, 4/25/35	143,712
	Harborview Mortgage Loan Trust, CMO (g),
4,507	0.437%, 2/19/46	2,918,345
3,526	0.467%, 5/19/35	2,367,563
310	0.497%, 1/19/38	93,406
229	0.497%, 9/19/46	27,644
€30,200	Holmes Master Issuer PLC, 1.897%, 10/15/54, CMO (a)(c)(g)	37,375,201
	Homebanc Mortgage Trust, CMO (g),
$325	0.426%, 12/25/36	219,379
7,800	5.508%, 4/25/37	3,455,470
7,361	Indymac INDA Mortgage Loan Trust, 5.503%, 8/25/36, CMO (g)	7,318,524
460	Indymac INDB Mortgage Loan Trust, 0.546%, 11/25/35, CMO (g)	210,713
	Indymac Index Mortgage Loan Trust, CMO (g),
156	0.436%, 9/25/46	101,276
764	0.526%, 3/25/35	559,165
283	3.005%, 6/25/35	217,862
3,348	4.810%, 9/25/35	589,404
4,165	4.952%, 6/25/36	3,400,199
2,795	4.999%, 8/25/35	2,112,756
2,527	5.016%, 10/25/35	2,002,803
10,106	JPMorgan Alternative Loan Trust, 0.744%, 6/27/37, CMO (a)(c)(g)	7,243,939
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
7,592	0.624%, 7/15/19 (a)(c)(g)	7,364,830
27,552	2.749%, 11/15/43 (a)(c)	28,669,139
7,500	3.341%, 7/15/46 (a)(c)	8,044,946
2,300	4.106%, 7/15/46 (a)(c)	2,553,794
600	5.336%, 5/15/47	675,449
	JPMorgan Mortgage Trust, CMO (g),
1,957	2.868%, 7/25/35	1,956,035
1,169	3.034%, 9/25/34	1,197,813
203	4.856%, 4/25/35	200,911

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$328	5.287%, 11/25/35	$312,516
	Luminent Mortgage Trust, CMO (g),
1,722	0.416%, 12/25/36	1,100,949
588	0.446%, 10/25/46	393,284
	MASTR Adjustable Rate Mortgage Trust, CMO (g),
298	0.486%, 5/25/37	146,839
20	2.623%, 11/21/34	19,905
	MASTR Reperforming Loan Trust, CMO (a)(c),
2,282	7.00%, 5/25/35	2,181,733
3,456	7.50%, 7/25/35	3,514,220
2,004	8.00%, 7/25/35	2,085,922
172	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO (g)	173,439
978	Merrill Lynch Alternative Note Asset, 0.546%, 3/25/37, CMO (g)	381,006
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.963%, 8/12/49, CMO (g)	2,251,914
	MLCC Mortgage Investors, Inc., CMO (g),
266	1.737%, 7/25/29	255,005
1,079	1.986%, 10/25/35	1,020,022
	Morgan Stanley Capital I, Inc., CMO,
38,250	5.332%, 12/15/43	44,010,048
1,100	5.692%, 4/15/49 (g)	1,227,658
28,450	5.731%, 7/12/44 (g)	32,694,825
273	Morgan Stanley Dean Witter Capital I, 1.948%, 3/25/33, CMO (g)	246,062
4,253	NCUA Guaranteed Notes, 0.696%, 10/7/20, CMO (g)	4,263,620
	Nomura Asset Acceptance Corp., CMO,
2,133	5.353%, 2/25/36 (g)	1,420,651
1,041	7.50%, 3/25/34 (a)(c)	1,110,829
122	Opteum Mortgage Acceptance Corp., 0.506%, 7/25/35, CMO (g)	120,395
	Residential Accredit Loans, Inc., CMO (g),
966	0.496%, 8/25/37	621,688
384	0.546%, 8/25/35	250,409
302	0.646%, 10/25/45	181,153
286	5.714%, 2/25/36	148,692
	Residential Funding Mortgage Securities I, CMO,
2,261	3.517%, 3/25/35 (g)	1,568,557
939	6.00%, 9/25/36	813,963
319	Sovereign Commercial Mortgage Securities Trust, 5.922%, 7/22/30, CMO (a)(c)(g)	325,555
	Structured Adjustable Rate Mortgage Loan Trust, CMO (g),
980	0.736%, 6/25/34	789,814
1,090	1.548%, 5/25/35	633,702
20	2.687%, 1/25/36	17,486
146	2.846%, 10/25/34	124,994
7,717	4.748%, 9/25/36	3,866,296
7,900	5.104%, 5/25/36	6,730,946
	Structured Asset Mortgage Investments, Inc., CMO (g),
390	0.376%, 3/25/37	232,819
11,775	0.426%, 6/25/36	5,810,286
150	0.436%, 6/25/36	100,634
1,208	0.436%, 7/25/46	720,394
8,180	0.466%, 5/25/36	4,763,838
1,481	0.466%, 5/25/46	633,158
289	0.506%, 5/25/46	23,869

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,020	0.947%, 3/19/34	$729,108
1,220	0.987%, 12/19/33	1,080,102
	Structured Asset Securities Corp., CMO (g),
4	2.201%, 5/25/32	3,379
247	2.753%, 2/25/34	231,299
313	Wachovia Mortgage Loan Trust LLC, 5.359%, 10/20/35, CMO (g)	304,050
	WaMu Mortgage Pass Through Certificates, CMO (g),
22	0.516%, 12/25/45	18,757
709	0.566%, 1/25/45	634,404
596	0.62%, 11/25/34	532,948
3,259	0.64%, 10/25/44	2,785,345
536	0.656%, 11/25/45	382,131
1,642	0.74%, 11/25/34	1,357,259
468	0.897%, 6/25/47	130,227
67	1.347%, 11/25/42	61,379
13,871	2.451%, 9/25/33	14,113,786
1,250	2.462%, 8/25/33	1,269,432
591	2.618%, 11/25/46	474,675
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
593	0.746%, 7/25/37 (g)	477,309
612	2.615%, 8/25/34 (g)	621,839
1,907	2.616%, 1/25/35 (g)	1,762,933
3,086	2.616%, 3/25/36 (g)	2,814,396
10,364	2.628%, 6/25/35 (g)	10,486,314
810	6.00%, 6/25/37	756,263

	Total Mortgage-Backed Securities (cost—$463,860,985)	463,867,690

U.S. TREASURY OBLIGATIONS—5.9%
	U.S. Treasury Notes,
219,800	1.375%, 2/28/19	226,583,028
900	2.00%, 11/15/21 (i)	947,742
5,300	2.00%, 2/15/22	5,568,726

	Total U.S. Treasury Obligations (cost—$225,259,707)	233,099,496

SOVEREIGN DEBT OBLIGATIONS—4.6%
Australia—1.4%
AUD 27,000	Australia Government Bond, 4.00%, 8/20/20, Ser. 20-CI (h)	55,095,333

Canada—1.2%
CAD 44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(c)	45,963,342

China—0.2%
	Export-Import Bank of China,
$3,350	4.875%, 7/21/15	3,691,653
4,050	4.875%, 7/21/15 (a)(c)	4,463,043

		8,154,696

Korea (Republic of)—0.6%
21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	24,972,242

Mexico—0.4%
12,000	Mexico Government International Bond, 6.05%, 1/11/40	16,662,000

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Qatar—0.8%
	Qatar Government International Bond,
$3,900	4.00%, 1/20/15 (a)(c)	$4,130,100
7,900	5.25%, 1/20/20 (a)(c)	9,333,850
4,600	6.40%, 1/20/40 (a)(c)	6,348,000
9,500	6.55%, 4/9/19	12,006,100

		31,818,050

	Total Sovereign Debt Obligations (cost—$163,959,910)	182,665,663

ASSET-BACKED SECURITIES—0.8%
348	Aames Mortgage Investment Trust, 1.046%, 10/25/35 (g)	346,020
262	Access Group, Inc., 1.751%, 10/27/25 (g)	263,919
52	Amortizing Residential Collateral Trust, 0.786%, 6/25/32 (g)	43,552
789	Bayview Financial Asset Trust, 0.646%, 12/25/39 (a)(c)(e)(g)	615,337
	Bear Stearns Asset-Backed Securities Trust (g),
215	0.326%, 10/25/36	199,300
2,526	0.836%, 6/25/43	2,325,149
46	Cendant Mortgage Corp., 5.965%, 7/25/43 (a)(c)(g)	46,444
	Conseco Financial Corp.,
3,259	6.18%, 4/1/30	3,384,832
2,317	6.81%, 12/1/28 (g)	2,495,746
794	6.87%, 4/1/30 (g)	853,724
1,000	7.06%, 2/1/31 (g)	940,997
257	7.40%, 6/15/27	270,385
235	7.55%, 1/15/29 (g)	255,792
	Countrywide Asset-Backed Certificates (g),
122	0.716%, 11/25/33 (a)(c)	117,165
917	0.726%, 12/25/31	522,301
705	Credit-Based Asset Servicing and Securitization LLC, 1.146%, 11/25/33 (g)	597,587
100	Delta Funding Home Equity Loan Trust, 0.889%, 8/15/30 (g)	70,069
1,000	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	1,023,545
28	EMC Mortgage Loan Trust, 0.616%, 5/25/40 (a)(c)(g)	24,486
2,645	First Franklin Mortgage Loan Asset-Backed Certificates,
	0.646%, 4/25/35 (g)	2,574,997
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (e)	401
28	Fremont Home Loan Owner Trust, 1.036%, 12/25/29 (g)	20,877
	Lehman XS Trust (g),
2,192	0.396%, 4/25/37	1,371,368
123	0.476%, 8/25/46	9,583
420	0.486%, 11/25/46	63,057
920	Long Beach Mortgage Loan Trust, 1.671%, 3/25/32 (g)	654,582
196	Madison Avenue Manufactured Housing Contract, 1.696%, 3/25/32 (g)	194,400
1,345	Mesa Trust Asset-Backed Certificates, 1.046%, 12/25/31 (a)(c)(g)	967,203
1,215	Mid-State Trust, 6.005%, 8/15/37	1,293,900
	Morgan Stanley Mortgage Loan Trust (g),
282	0.476%, 2/25/37	118,998
470	0.606%, 4/25/37	187,366
200	RAAC Series, 0.646%, 6/25/47 (g)	118,991
	Residential Asset Mortgage Products, Inc.,
2,828	5.634%, 1/25/34	2,602,304
1,982	5.637%, 7/25/34	1,469,378
	Residential Asset Securities Corp. (g),
2,555	0.676%, 3/25/35	1,656,343

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$140	7.14%, 4/25/32	$6,043
486	SACO I, Inc., 1.006%, 11/25/35 (g)	441,298
1	Saxon Asset Securities Trust, 0.766%, 8/25/32 (g)	1,002
	South Carolina Student Loan Corp. (g),
1,642	1.017%, 3/1/18	1,642,696
3,600	1.217%, 3/2/20	3,592,980
600	1.467%, 9/3/24	602,028

	Total Asset-Backed Securities (cost—$37,483,273)	33,986,145

Shares
COMMON STOCK—0.0%
Insurance—0.0%
11,402	American International Group, Inc. (j) (cost—$331,570)	356,541

Principal Amount (000s)
SHORT-TERM INVESTMENTS—23.2%
Corporate Notes—3.9%
Banking—0.6%
	American Express Bank FSB,
$1,700	5.50%, 4/16/13	1,759,012
22,550	5.55%, 10/17/12	22,784,723

		24,543,735

Drugs & Medical Products—0.1%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	5,029,975

Financial Services—3.2%
25,000	American Express Credit Corp., 5.875%, 5/2/13	25,975,625
	Citigroup, Inc.,
6,600	5.30%, 10/17/12	6,663,116
40,500	5.50%, 4/11/13	41,655,101
€800	Goldman Sachs Group, Inc., 1.004%, 2/4/13 (g)	980,985
$400	Merrill Lynch & Co., Inc., 6.05%, 8/15/12	400,709
	Morgan Stanley (g),
€5,850	1.001%, 3/1/13	7,163,958
$30,300	2.967%, 5/14/13	30,480,588
€12,450	SLM Corp., 0.992%, 6/17/13 (g)	14,957,956

		128,278,038

	Total Corporate Notes (cost—$156,932,375)	157,851,748

U.S. Government Agency Securities—0.4%
$14,200	Freddie Mac Discount Notes, 0.16%, 1/3/13 (cost—$14,190,218)	14,193,283

U.S. Treasury Obligations (i)(l)—0.3%
11,965	U.S. Treasury Bills, 0.081%-0.201%, 8/2/12-7/25/13 (cost—$11,958,705)	11,959,774

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Repurchase Agreements—18.6%
$8,300	Bank of America Corp., dated 7/31/12, 0.18%, due 8/1/12, proceeds $8,300,042; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $8,470,092 including accrued interest	$8,300,000
12,300	Barclays Capital, Inc., dated 7/31/12, 0.17%-0.21%, due 8/1/12, proceeds $12,300,064; collateralized by Fannie Mae, 3.50%, due 3/1/42, valued at $2,267,521, U.S. Treasury Bonds, 4.625%, due 2/15/40 valued at $5,734,178 and U.S. Treasury Notes, 2.00%, due 2/15/22, valued at $4,589,559 including accrued interest	12,300,000
72,600	Barclays Capital, Inc., dated 7/31/12, 0.17%, due 8/7/12, proceeds $72,602,400; collateralized by Federal Home Loan Bank, 0.50%, due 7/17/14, valued at $75,547,019 including accrued interest	72,600,000
23,600	Barclays Capital, Inc., dated 7/18/12, 0.18%, due 8/1/12, proceeds $23,601,652; collateralized by Ginnie Mae, 6.00%, due 7/20/40, valued at $24,301,845 including accrued interest	23,600,000
78,800	Barclays Capital, Inc., dated 7/25/12, 0.18%, due 8/1/12, proceeds $78,802,758; collateralized by Federal Home Loan Bank, 0.50%, due 7/17/14, valued at $82,328,474 including accrued interest	78,800,000
39,000	Barclays Capital, Inc., dated 7/19/12, 0.19%, due 8/17/12, proceeds $39,005,969; collateralized by Freddie Mac, 3.50%, due 6/1/42, valued at $40,292,628 including accrued interest	39,000,000
15,000	Barclays Capital, Inc., dated 7/24/12, 0.19%, due 8/24/12, proceeds $15,002,454; collateralized by Freddie Mac, 4.00%, due 1/1/41, valued at $15,542,672 including accrued interest	15,000,000
50,000	Barclays Capital, Inc., dated 7/11/12, 0.20%, due 8/1/12, proceeds $50,005,833; collateralized by Fannie Mae, 0.72%, due 5/29/15, valued at $51,120,524 including accrued interest	50,000,000
22,100	Citigroup Global Markets, Inc., dated 7/31/12, 0.17%-0.22%, due 8/1/12, proceeds $22,100,112; collateralized by Fannie Mae, 0.79%, due 4/24/15, valued at $5,615,022 and U.S. Treasury Notes, 1.25%, due 3/15/14, valued at $16,948,285 including accrued interest	22,100,000

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$16,600	Deutsche Bank Securities, Inc., dated 7/31/12, 0.17%, due 8/1/12, proceeds $16,600,078; collateralized by U.S. Treasury Notes, 0.25%-2.00%, due 5/31/14- 2/15/22, valued at $16,935,607 including accrued interest	$16,600,000
33,200	Goldman Sachs & Co., dated 7/17/12, 0.20%, due 8/16/12, proceeds $33,205,533; collateralized by Fannie Mae, 5.00%, due 4/1/38, valued at $34,405,075 including accrued interest	33,200,000
9,000	JPMorgan Securities, Inc., dated 7/31/12, 0.20%, due 8/1/12, proceeds $9,000,050; collateralized by U.S. Treasury Bonds, 5.50%, due 8/15/28, valued at $9,208,995 including accrued interest	9,000,000
11,100	Morgan Stanley & Co., dated 7/31/12, 0.21%, due 8/1/12, proceeds $11,100,065; collateralized by U.S. Treasury Bonds, 4.375% due 11/15/39, valued at $11,348,100 including accrued interest	11,100,000
300,000	RBC Capital Markets, dated 7/31/12, 0.14%-0.21%, due 8/1/12, proceeds $300,001,528; collateralized by U.S. Treasury Notes, 0.5%-1.375% due 11/30/15- 7/31/17, valued at $305,922,052 including accrued interest	300,000,000
47,900	Royal Bank of Scotland PLC dated 7/25/12, 0.18%, due 8/8/12, proceeds $47,903,353; collateralized by U.S. Treasury Notes, 0.25%, due 4/30/14, valued at $48,873,047 including accrued interest	47,900,000
1,831	State Street Bank & Trust Co., dated 7/31/12, 0.01%, due 8/1/12, proceeds $1,831,001; collateralized by Federal Home Loan Bank, 0.875%, due 12/27/13, valued at $1,867,679 including accrued interest	1,831,000

	Total Repurchase Agreements (cost—$741,331,000)	741,331,000

	Total Short-Term Investments (cost—$924,412,298)	925,335,805

Notional Amount (000s)
OPTIONS PURCHASED (j)—0.0%
	Put Options—0.0%
$5,100	20-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.27%, expires 9/24/12	1,459
$30,400	30-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.27%, expires 9/24/12	8,694

	Total Options Purchased (cost—$1,884,319)	10,153

	Total Investments, before options written
	(cost—$4,984,841,883) (m)—132.5%	5,274,781,334

Fixed Income SHares: Series M Schedule of Investments

July 31, 2012 (unaudited) (continued)

Contracts/ Notional Amount (000s)			Value*
OPTIONS WRITTEN (j)—(0.2)%
	Call Options—(0.2)%
$220,800	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12		$(925,947)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$254,100	strike rate 0.92%, expires 11/14/12		(2,516,505)
$384,900	strike rate 1.06%, expires 10/11/12		(4,897,506)
6	Financial Futures Euro—90 day (CME),
	strike price $99.63, expires 9/17/12		(555,032)

			(8,894,990)

	Put Options—(0.0)%
$220,800	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12		(15,765)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$254,100	strike rate 0.92%, expires 11/14/12		(38,725)
$384,900	strike rate 1.06%, expires 10/11/12		(19,091)
$158,700	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.00%, expires 9/24/12		(159)
			(73,740)

	Total Options Written (premiums received—$2,288,324)		(8,968,730)

	Total Investments, net of options written (cost—$4,982,553,559)	132.3%	5,265,812,604
	Other liabilities in excess of other assets	(32.3)	(1,285,191,243)

	Net Assets	100.0%	$3,980,621,361

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $459,850,868, representing 11.6% of net assets.
(b)	Illiquid.
(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	Delayed-delivery. To be delivered after July 31, 2012.
(e)	Fair-Valued—Securities with an aggregate value of 615,738, representing 0.02% of net assets.
(f)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(g)	Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2012.
(h)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or delayed-delivery securities.
(j)	Non-income producing.
(k)	Restricted. The aggregate acquisition cost of such securities is $49,442,150 and the aggregate market value is $49,667,038, representing 1.2% of net assets.
(l)	Rates reflect the effective yields at purchase date.
(m)	At July 31, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $4,985,582,613. Gross unrealized appreciation was $339,242,397; gross unrealized depreciation was $50,043,676; and net unrealized appreciation was $289,198,721. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

€—Euro

FGIC—insured by Financial Guaranty Insurance Co.

GO—General Obligation Bond

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

TBA—To Be Announced

Other Investments:

(A)	Futures contracts outstanding at July 31, 2012:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: 10-Year U.S. Treasury Note Futures	1,230	$165,627	9/19/12	$2,285,641

(B)	Transactions in options written for the nine months ended July 31, 2012:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	—	$1,782,200	$5,542,865
Options written	6	508,202	1,448,281
Options terminated in closing transactions	—	(412,102)	(4,702,822)

Options outstanding, July 31, 2012	6	$1,878,300	$2,288,324

(C)	Credit default swap agreements outstanding at July 31, 2012:

Buy protection swap agreements(1):

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Macy’s	$5,000	0.85%	9/20/15	(7.06)%	$(1,004,888)	—	$(1,004,888)
Barclays Bank:
Embarq	400	0.26%	6/20/13	(1.00)%	(3,106)	$(7,216)	4,110
Citigroup:
Valero Energy	4,600	0.43%	12/20/13	(3.40)%	(208,857)	—	(208,857)
Deutsche Bank:
Altria Group	4,500	0.96%	3/20/19	(1.46)%	(147,558)	—	(147,558)
Morgan Stanley:
Altria Group	1,500	0.94%	12/20/18	(1.55)%	(59,125)	—	(59,125)

					$(1,423,534)	$(7,216)	$(1,416,318)

Sell protection swap agreements(2):

OTC swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
BNP Paribas:
General Electric	$10,000	0.66%	12/20/13	3.80%	$481,770	—	$481,770
General Electric	75,000	0.66%	12/20/13	4.50%	4,405,006	—	4,405,006
Credit Suisse First Boston:
BP Capital Markets	6,000	0.60%	6/20/15	5.00%	793,136	$92,045	701,091
Goldman Sachs:
Berkshire Hathaway	2,200	0.49%	9/20/13	0.97%	14,493	—	14,493
Berkshire Hathaway	14,600	0.49%	9/20/13	0.98%	98,020	—	98,020
BP Capital Markets	1,100	0.60%	6/20/15	5.00%	145,408	17,777	127,631
California State Municipal Bond	25,000	2.01%	12/20/18	1.60%	(512,646)	—	(512,646)
California State Municipal Bond	11,000	2.01%	12/20/18	1.75%	(133,140)	—	(133,140)
Connecticut State Municipal Bond	9,000	1.55%	3/20/21	1.60%	45,988	—	45,988
JPMorgan Chase:
BP Capital Markets	1,100	0.60%	6/20/15	5.00%	145,408	4,393	141,015
Morgan Stanley	100	2.27%	6/20/13	1.00%	(999)	(11,057)	10,058

					$5,482,444	$103,158	$5,379,286

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D)	Interest rate swap agreements outstanding at July 31, 2012:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Market Value	Upfront Premiums Paid(Received)	Unrealized Appreciation
			Payments Made	Payments Received
Bank of America	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$527,345	—	$527,345
Barclays Bank	MXN 189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	889,855	$(35)	889,890
HSBC Bank	BRL 72,700	1/2/15	BRL-CDI-Compounded	10.14%	1,335,917	13,489	1,322,428
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	464,707	(6,855)	471,562
Morgan Stanley	BRL 13,600	1/2/14	BRL-CDI-Compounded	10.22%	215,831	76,079	139,752
UBS	BRL 61,000	1/2/14	BRL-CDI-Compounded	10.38%	1,007,912	363,650	644,262

					$4,441,567	$446,328	$3,995,239

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Barclays Bank (CME)	£112,800	3/21/22	6-Month GBP-LIBOR	3.00%	$19,438,830	$9,227,209

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

CME—Chicago Mercantile Exchange

GBP/£—British Pound

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

TIIE — Inter-Bank Equilibrium Interest Rate

(E)	Forward foreign currency contracts outstanding at July 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
14,345,000 Australian Dollar settling 8/30/12	Citigroup	$14,648,971	$15,036,442	$387,471
9,881,591 Brazilian Real settling 8/2/12	Barclays Bank	5,054,005	4,822,170	(231,835)
9,881,591 Brazilian Real settling 8/2/12	UBS	4,820,523	4,822,170	1,647
9,881,591 Brazilian Real settling 10/2/12	UBS	4,869,938	4,768,762	(101,176)
648,000 British Pound settling 8/2/12	Barclays Bank	1,004,185	1,015,967	11,782
411,000 British Pound settling 8/2/12	BNP Paribas	637,117	644,386	7,269
1,487,000 British Pound settling 8/2/12	Credit Suisse	2,313,656	2,331,393	17,737
476,000 British Pound settling 8/2/12	JPMorgan Chase	740,829	746,297	5,468
3,022,000 British Pound settling 9/4/12	Royal Bank of Canada	4,681,622	4,737,953	56,331
2,283,000 Canadian Dollar settling 9/20/12	UBS	2,221,012	2,274,118	53,106
24,015,000 Euro settling 8/2/12	Citigroup	29,142,202	29,548,050	405,848
225,000 Euro settling 10/15/12	Citigroup	274,618	277,095	2,477
107,720 Mexican Peso settling 12/3/12	Credit Suisse	8,031	8,006	(25)
107,720 Mexican Peso settling 8/15/12	Deutsche Bank	8,162	8,090	(72)
107,720 Mexican Peso settling 12/3/12	Deutsche Bank	8,102	8,006	(96)
107,684,042 Mexican Peso settling 12/3/12	HSBC Bank	7,952,444	8,003,209	50,765
106,498,504 Mexican Peso settling 8/15/12	JPMorgan Chase	8,019,768	7,998,595	(21,173)
1,185,538 Mexican Peso settling 8/15/12	UBS	86,254	89,040	2,786
763,014 Mexican Peso settling 12/3/12	UBS	56,391	56,708	317
Sold:
9,881,591 Brazilian Real settling 8/2/12	Barclays Bank	4,820,523	4,822,170	(1,647)
9,881,591 Brazilian Real settling 8/2/12	UBS	4,917,437	4,822,170	95,267
3,022,000 British Pound settling 8/2/12	Royal Bank of Canada	4,681,985	4,738,044	(56,059)
24,015,000 Euro settling 8/2/12	BNP Paribas	29,978,645	29,548,050	430,595
24,015,000 Euro settling 9/4/12	Citigroup	29,153,489	29,558,856	(405,367)
15,298,000 Euro settling 10/15/12	UBS	18,848,452	18,839,975	8,477
107,720 Mexican Peso settling 8/15/12	Deutsche Bank	8,188	8,090	98
107,684,042 Mexican Peso settling 8/15/12	HSBC Bank	8,032,526	8,087,635	(55,109)

				$664,882

At July 31, 2012, the Portfolio held $260,000 in principal value of U.S. Treasury Obligations and $22,145,000 in cash as collateral for derivative contracts and delayed-delivery securities. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received in the form of securities will not be pledged and are not reflected in the Schedule of Investments.

(F)	Reverse repurchase agreements at July 31, 2012:

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended July 31, 2012 was $9,350,000 at a weighted average interest rate of (0.31)%. There were no open reverse repurchase agreements at July 31, 2012.

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited)

Principal Amount (000s)		Value*
U.S. TREASURY OBLIGATIONS—84.4%
	U.S. Treasury Inflation Indexed Bonds (h) - 44.0%
$833	0.125%, 4/15/16	$875,844
7,819	0.125%, 1/15/22	8,454,006
11,293	0.125%, 7/15/22	12,273,315
8,645	0.75%, 2/15/42	9,720,615
42,784	1.75%, 1/15/28 (i)	55,522,472
40,759	2.00%, 1/15/26	53,528,199
31,615	2.375%, 1/15/25	42,749,279
48,923	2.50%, 1/15/29 (e)(i)	70,373,111

		253,496,841

	U.S. Treasury Inflation Indexed Notes (h) - 40.4%
1,523	1.125%, 1/15/21	1,782,360
1,086	1.25%, 4/15/14	1,127,946
78,704	1.25%, 7/15/20 (e)	92,870,281
319	1.375%, 1/15/20	376,477
14,805	1.625%, 1/15/15	15,846,500
1,891	1.875%, 7/15/15	2,075,097
77,026	2.00%, 1/15/14 (e)(i)	80,377,928
11,095	2.00%, 7/15/14	11,821,468
683	2.50%, 7/15/16	788,321
21,734	2.625%, 7/15/17	26,081,092

		233,147,470

	Total U.S. Treasury Obligations (cost—$467,100,613)	486,644,311

CORPORATE BONDS & NOTES—13.2%
Airlines—0.9%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,225,000

Chemicals—0.2%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,162,486

Financial Services—5.8%
	Ally Financial, Inc. (g),
700	2.667%, 12/1/14	679,337
3,200	3.667%, 2/11/14	3,244,672
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,047,500
2,900	Citigroup, Inc., 2.467%, 8/13/13 (g)	2,931,813
1,800	Credit Agricole Home Loan SFH, 1.203%, 7/21/14 (a)(b)(d)(g)(k)
	(acquisition cost-$1,800,000; purchased 4/13/11)	1,769,065
4,200	Ford Motor Credit Co. LLC, 3.984%, 6/15/16 (a)(d)	4,339,465
€2,800	Goldman Sachs Group, Inc., 0.772%, 1/30/17 (g)	3,061,485
$500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	536,250
3,300	JPMorgan Chase & Co., 1.218%, 5/2/14 (g)	3,314,566
€400	Merrill Lynch & Co., Inc., 0.908%, 7/22/14 (g)	476,680
$500	Morgan Stanley, 0.905%, 10/18/16 (g)	441,594
4,200	Royal Bank of Scotland PLC, 2.887%, 8/23/13 (g)	4,239,287
	SLM Corp.,
590	4.303%, 3/17/14 (g)	589,150
500	5.05%, 11/14/14	523,047
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,320,680

		33,514,591

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Food & Beverage—0.3%
$1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	$1,655,772

Insurance—2.2%
2,445	American International Group, Inc.,
	8.175%, 5/15/68, (converts to FRN on 5/15/38)	2,799,525
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	4,011,201
€5,000	New York Life Global Funding, 0.779%, 12/20/13 (g)	6,083,496

		12,894,222

Metals & Mining—0.8%
$4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	4,274,000

Multi-Media—1.8%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	4,609,000
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,406,250

		10,015,250

Oil & Gas—1.1%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	1,228,452
200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	243,768
1,552	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,691,680
600	Petroleos Mexicanos, 5.50%, 1/21/21	702,000
2,100	Transocean, Inc., 4.95%, 11/15/15	2,280,850

		6,164,750

Real Estate Investment Trust—0.1%
700	Ventas Realty L.P., 3.125%, 11/30/15	729,932

Utilities—0.0%
200	AES Corp., 7.375%, 7/1/21 (a)(d)	229,750

	Total Corporate Bonds & Notes (cost—$72,047,370)	75,847,753

SOVEREIGN DEBT OBLIGATIONS—11.9%
Australia—6.2%
	Australia Government Bond (h),
AUD 900	2.50%, 9/20/30, Ser. 30-Cl	1,280,132
AUD 13,600	3.00%, 9/20/25, Ser. 25-CI	20,035,869
AUD 4,600	4.00%, 8/20/20, Ser. 20-CI	9,386,612
	New South Wales Treasury Corp. (h),
AUD 300	2.50%, 11/20/35, Ser. CI-B2	380,326
AUD 3,500	2.75%, 11/20/25, Ser. CI-B1	4,737,039

		35,819,978

Canada—3.0%
	Canadian Government Bond,
CAD 5,704	1.50%, 12/1/44 (h)	7,591,431
CAD 1,400	2.75%, 9/1/16	1,478,472
CAD 5,585	4.25%, 12/1/21, Ser. L-256 (h)	7,948,496

		17,018,399

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	Ireland—0.2%
$1,400	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	$1,488,550

	Italy—0.4%
€2,200	Italy Buoni Poliennali Del Tesoro, 5.50%, 9/1/22	2,608,999

	Mexico—0.4%
MXN 26,041	Mexican Udibonos, 2.50%, 12/10/20	2,180,193

	South Africa—0.8%
ZAR 34,474	South Africa Government Bond, 2.75%, 1/31/22, Ser. R-212 (h)	4,632,929

	United Kingdom—0.9%
	United Kingdom Gilt Inflation Linked (h),
£647	0.375%, 3/22/62	1,148,591
£1,084	0.625%, 11/22/42	1,988,564
£757	1.25%, 11/22/55	1,766,229

		4,903,384

	Total Sovereign Debt Obligations (cost—$61,406,240)	68,652,432

	MORTGAGE-BACKED SECURITIES—5.4%
€103	Arran Residential Mortgages Funding PLC, 1.889%, 5/16/47, CMO (a)(d)(g)	127,232
$4,009	Banc of America Large Loan, Inc., 1.999%, 11/15/15, CMO (a)(d)(g)	3,830,387
	Banc of America Merrill Lynch Commercial Mortgage, Inc., CMO (g),
35	0.416%, 6/10/49 (a)(d)	34,481
35	5.661%, 6/10/49	34,573
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (g),
33	2.24%, 8/25/35	32,691
60	2.25%, 8/25/35	56,951
100	2.57%, 3/25/35	99,596
29	3.078%, 3/25/35	29,383
	Citigroup Mortgage Loan Trust, Inc., CMO (g),
41	2.23%, 9/25/35	39,634
70	2.34%, 9/25/35	63,450
854	4.11%, 9/25/37	560,815
236	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.205%, 12/11/49, CMO	242,602
5,301	Commercial Mortgage Pass Through Certificates, 3.156%, 7/10/46, CMO (a)(d)	5,627,667
	Countrywide Alternative Loan Trust, CMO (g),
2,420	0.442%, 12/20/46	1,352,469
590	1.147%, 2/25/36	414,379
	Countrywide Home Loan Mortgage Pass Through Trust, CMO (g),
28	0.586%, 6/25/35 (a)(d)	24,167
1,022	2.648%, 4/20/35	1,003,352
£992	Granite Mortgages PLC, 1.238%, 3/20/44, CMO (g)	1,514,320
$137	GSR Mortgage Loan Trust, 2.644%, 9/25/35, CMO (g)	137,184
925	MLCC Mortgage Investors, Inc., 1.986%, 10/25/35, CMO (g)	874,305
	NCUA Guaranteed Notes, CMO,
5,276	0.616%, 11/6/17 (g)	5,284,341
7,612	2.65%, 10/29/20	7,973,520
395	RALI Trust, 0.426%, 6/25/46, CMO (g)	153,404
AUD 1,007	Swan Trust, 4.88%, 4/25/41, CMO (g)	1,057,065

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (g)	$535,872

	Total Mortgaged-Backed Securities (cost—$30,563,598)	31,103,840

	ASSET-BACKED SECURITIES—1.6%
983	AMMC CDO, 0.703%, 8/8/17 (a)(d)(g)	958,459
647	ARES CLO Ltd., 0.695%, 3/12/18 (a)(d)(g)	636,109
351	Bear Stearns Asset-Backed Securities Trust, 1.246%, 10/25/37 (g)	225,627
404	Citigroup Mortgage Loan Trust, Inc., 0.326%, 1/25/37 (g)	167,101
344	Duane Street CLO, 0.716%, 11/8/17 (a)(d)(g)	339,460
€147	Harvest CLO S.A., 1.587%, 3/29/17 (g)	178,892
$457	JPMorgan Mortgage Acquisition Corp., 0.736%, 7/25/35 (g)	431,607
742	Katonah Ltd., 0.788%, 9/20/16 (a)(d)(g)	732,677
€744	Magi Funding PLC, 1.314%, 4/11/21 (a)(d)(g)	874,631
€154	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)(f)	189,539
$243	Massachusetts Educational Financing Auth., 1.401%, 4/25/38 (g)	243,023
2,943	Navigare Funding CLO Ltd., 0.727%, 5/20/19 (a)(d)(g)	2,891,941
431	Park Place Securities, Insc., 0.666%, 6/25/35 (g)	400,618
452	Saxon Asset Securities Trust, 4.034%, 6/25/33	453,398
€227	Wood Street CLO BV, 1.347%, 3/29/21 (a)(d)(g)	268,566

	Total Asset-Backed Securities (cost—$9,251,164)	8,991,648

	SENIOR LOANS (a)(c)—1.3%
	Energy—0.3%
$1,980	NRG Energy, Inc., 4.00%, 7/1/18, Term B	1,986,962

	Multi-Media—0.7%
€3,300	Kabel Deutschland GmbH, 4.16%, 12/31/16, Term D	4,094,162

	Telecommunications—0.2%
$691	Intelsat Jackson Holdings S.A., 5.25%, 4/2/18, Term B	693,194
443	Vodafone, 6.875%, 8/17/15 (b)(k)
	(acquisition cost-$440,640; purchased 8/11/10-2/21/12)	465,162

		1,158,356

	Utilities—0.1%
494	AES Corp., 4.25%, 5/27/18	495,381

	Total Senior Loans (cost—$8,382,682)	7,734,861

	U.S. GOVERNMENT AGENCY SECURITIES—0.7%
	Fannie Mae—0.1%
565	0.691%, 2/25/37, CMO (g)	567,636
12	1.347%, 10/1/44, MBS (g)	12,637

		580,273

	Freddie Mac—0.1%
159	2.262%, 9/1/36, MBS (g)	167,249
157	2.467%, 7/1/36, MBS (g)	167,746

		334,995

	SLM Student Loan Trust—0.5%
2,881	0.851%, 7/27/20, ABS (a)(d)(g)	2,886,953
205	2.169%, 8/15/16, ABS (a)(d)(g)	205,294

		3,092,247

	Total U.S. Government Agency Securities (cost—$3,974,891)	4,007,515

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	MUNICIPAL BONDS—0.0%
	West Virginia—0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$94,132)	$75,873

	SHORT-TERM INVESTMENTS—1.7%
	Corporate Notes—1.2%
	Financial Services—1.2%
4,500	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	4,500,000
€700	Goldman Sachs Group, Inc., 5.375%, 2/15/13	879,422
$1,800	Morgan Stanley, 1.427%, 4/29/13 (g)	1,790,092

	Total Corporate Notes (cost—$7,259,111)	7,169,514

	U.S. Treasury Obligations (i)(l)—0.3%
	U.S. Treasury Bills,
1,523	0.143%-.201%, 9/27/12-7/25/13 (cost—$1,521,336)	1,521,556

	Repurchase Agreements—0.2%
700	Credit Suisse Securities (USA) LLC,
	dated 7/31/12, 0.13%, due 8/1/12,
	proceeds $700,003; collateralized by
	U.S. Treasury Notes, 0.125%, due 7/31/14,
	valued at $716,544 including accrued
	interest	700,000
506	State Street Bank & Trust Co.,
	dated 7/31/12, 0.01%, due
	8/1/12, proceeds $506,000;
	collateralized by Fannie Mae,
	1.75%, due 2/22/13, valued at
	$518,353 including accrued interest	506,000

	Total Repurchase Agreements (cost—$1,206,000)	1,206,000

	Total Short-Term Investments (cost—$9,986,447)	9,897,070

Notional Amount (000s)
	OPTIONS PURCHASED (j)—0.1%
	Put Options—0.0%
$7,000	30-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.88%, expires 4/14/14	140,514

	Straddle Options—0.1%
	Call 3-Month vs. 30-Year Forward Volatility Agreement (OTC),
$4,000	strike price $0.01, expires 9/19/12	320,219
$4,400	strike price $0.01, expires 12/10/12	343,064

		663,283

	Total Options Purchased (cost—$1,079,640)	803,797

	Total Investments, before options written
	(cost—$663,886,777) (m)—120.3%	693,759,100

Fixed Income SHares: Series R Schedule of Investments

July 31, 2012 (unaudited) (continued)

Notional Amount (000s)			Value*
	OPTIONS WRITTEN (j)—(0.4)%
	Call Options—(0.4)%
$14,500	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12		$(60,807)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$13,900	strike rate 0.92%, expires 11/14/12		(137,660)
$8,900	strike rate 1.06%, expires 10/11/12		(113,245)
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$18,800	strike rate 1.50%, expires 9/24/12		(622,823)
$36,700	strike rate 1.70%, expires 3/18/13		(1,366,396)

			(2,300,931)

	Put Options—(0.0)%
$14,500	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 0.80%, expires 10/11/12		(1,035)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$13,900	strike rate 0.92%, expires 11/14/12		(2,118)
$8,900	strike rate 1.06%, expires 10/11/12		(442)
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$18,800	strike rate 1.50%, expires 9/24/12		(872)
$36,700	strike rate 1.70%, expires 3/18/13		(64,963)
$29,500	strike rate 2.85%, expires 4/14/14		(114,988)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of
	((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$5,600	strike price $0.001, expires 3/12/20		(7,347)
$32,200	strike price $0.001, expires 4/7/20		(44,760)
$1,500	strike price $0.001, expires 9/29/20		(2,262)
$1,500	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of
	(0.00%-(Index Final/Index Initial-1)) or $0,
	strike price $0.001, expires 3/10/20		(3,273)

			(242,060)

	Total Options Written (premiums received—$2,261,235)		(2,542,991)

	Total Investments, net of options written (cost—$661,625,542)	119.9%	691,216,109
	Other liabilities in excess of other assets	(19.9)	(114,616,839)

	Net Assets	100.0%	$576,599,270

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $56,183,904, representing 9.7% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2012.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after July 31, 2012.
(f)	Fair-Valued—Security with a value of $189,539, representing less than 0.03% of net assets.
(g)	Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July 31, 2012.
(h)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or delayed-delivery securities.
(j)	Non-income producing.
(k)	Restricted. The aggregate acquisition cost of such securities is $2,240,640, and the aggregate market value is $2,234,227, representing 0.4% of net assets.
(l)	Rates reflect the effective yields at purchase date.
(m)	At July 31, 2012, the cost basis of portfolio securities (before call options written) for federal income tax purposes was $665,844,819. Gross unrealized appreciation was $31,081,257; gross unrealized depreciation was $3,166,976; and net unrealized appreciation was $27,914,281. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

CMO—Collateralized Mortgage Obligation

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2012.

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Dollar

OTC—Over-the-Counter

ZAR—South African Rand

Other Investments:

(A)	Futures contracts outstanding at July 31, 2012:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	2-Year U.S. Treasury Note Futures	28	$6,177	9/28/12	$405
	Financial Futures Euro—90 day	69	17,135	3/16/15	149,444
	Financial Futures Euro—90 day	61	15,134	6/15/15	153,182

					$303,031

(B)	Transactions in options written for the nine months ended July 31, 2012:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	—	$281,800	$2,252,798
Options written	74	223,100	2,334,821
Options terminated in closing transactions	(74)	(249,000)	(2,326,384)

Options outstanding, July 31, 2012	—	$255,900	$2,261,235

(C)	Credit default swap agreements outstanding at July 31, 2012 :

OTC swap agreements:

Buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
Marsh & McLennan	$3,000	0.74%	6/20/19	(0.90)%	$(35,684)	—	$(35,684)
Barclays Bank:
FBG Finance	1,500	0.24%	6/20/15	(1.60)%	(61,995)	—	(61,995)

Deutsche Bank:
Starwood Hotels & Resorts Worldwide	3,100	0.37%	3/20/13	(1.00)%	(16,214)	$52,342	(68,556)
Goldman Sachs:
RPM International	1,000	1.31%	3/20/18	(1.50)%	(12,039)	—	(12,039)

					$(125,932)	$52,342	$(178,274)

Sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Japan Government Bond	$3,200	0.57%	12/20/15	1.00%	$50,177	$72,747	$(22,570)
MetLife	300	0.77%	9/20/13	1.00%	1,145	(14,605)	15,750
Barclays Bank:
Dow Jones CDX EM-15 Index	500	2.30%	6/20/16	5.00%	52,533	67,500	(14,967)
Citigroup:
Dow Jones CDX EM-14 Index	3,200	2.21%	12/20/15	5.00%	307,720	431,680	(123,960)
United Kingdom Gilt	500	0.17%	6/20/15	1.00%	12,632	4,063	8,569
United Kingdom Gilt	800	0.33%	6/20/16	1.00%	21,676	9,928	11,748
Credit Suisse First Boston:
United Kingdom Gilt	300	0.24%	12/20/15	1.00%	8,066	7,037	1,029
Deutsche Bank:
Brazilian Government International Bond	2,100	1.63%	6/20/20	1.00%	(92,878)	(69,609)	(23,269)
Dow Jones CDX EM-14 Index	1,100	2.21%	12/20/15	5.00%	105,779	162,900	(57,121)
Petrobras International	200	0.65%	9/20/12	1.00%	333	(2,481)	2,814
United Kingdom Gilt	2,100	0.17%	6/20/15	1.00%	53,055	16,094	36,961
United Kingdom Gilt	800	0.24%	12/20/15	1.00%	21,510	18,567	2,943
HSBC Bank:
Brazilian Government International Bond	3,100	0.89%	6/20/15	1.00%	13,466	(31,107)	44,573
Petrobras International	2,000	1.27%	9/20/15	1.00%	(14,544)	(63,728)	49,184
Royal Bank of Scotland:
Japan Government Bond	400	0.57%	12/20/15	1.00%	6,272	8,989	(2,717)
UBS:
Dow Jones CDX EM-14 Index	1,400	2.21%	12/20/15	5.00%	134,628	197,400	(62,772)

					$681,570	$815,375	$(133,805)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D)	Interest rate swap agreements outstanding at July 31, 2012:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Barclays Bank	$ 1,700	11/2/12	3-Month USD-CPURNSA Index	1.50%	$461	$(1,139)	$1,600
Barclays Bank	BRL 1,700	1/2/14	BRL-CDI-Compounded	9.97	22,657	—	22,657
BNP Paribas	$ 1,800	11/2/12	3-Month USD-CPURNSA Index	1.50	488	(936)	1,424
Goldman Sachs	BRL 10,400	1/2/14	BRL-CDI-Compounded	9.98	141,579	15,602	125,977
HSBC Bank	BRL 43,000	1/2/15	BRL-CDI-Compounded	8.82	235,472	250,563	(15,091)
Morgan Stanley	BRL 1,700	1/2/15	BRL-CDI-Compounded	8.63	6,052	8,195	(2,143)
UBS	BRL 23,900	1/2/14	BRL-CDI-Compounded	10.77	459,270	78,388	380,882
UBS	BRL 15,900	1/2/15	BRL-CDI-Compounded	8.26	1,388	17,480	(16,092)

					$867,367	$368,153	$499,214

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Depreciation
Goldman Sachs (CME)	$2,900	12/19/42	2.50%	3-Month USD LIBOR	$(70,897)	$(94,822)

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

LIBOR—London Inter-Bank Offered Rate

(E)	Forward foreign currency contracts outstanding at July 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
5,167,278 Brazilian Real settling 8/2/12	Bank of America	$2,520,746	$2,521,607	$861
6,023,222 Brazilian Real settling 8/2/12	Barclays Bank	2,928,936	2,939,304	10,368
1,653,231 Brazilian Real settling 8/2/12	Goldman Sachs	806,494	806,769	275
6,922,568 Brazilian Real settling 8/2/12	HSBC Bank	3,320,000	3,378,181	58,181
1,621,774 Brazilian Real settling 8/2/12	Morgan Stanley	793,044	791,418	(1,626)
2,501,169 Brazilian Real settling 8/2/12	UBS	1,211,414	1,220,559	9,145
1,857,635 Brazilian Real settling 10/2/12	UBS	915,497	896,477	(19,020)
4,820,000 British Pound settling 9/12/12	Morgan Stanley	7,494,425	7,556,866	62,441
3,386,000 British Pound settling 9/12/12	Royal Bank of Canada	5,269,437	5,308,620	39,183
166,000 Canadian Dollar settling 9/20/12	JPMorgan Chase	163,785	165,354	1,569
339,000 Canadian Dollar settling 9/20/12	Royal Bank of Canada	329,991	337,681	7,690
18,350,060 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	2,910,398	2,856,379	(54,019)
3,152,000 Euro settling 9/14/12	Barclays Bank	4,002,914	3,880,156	(122,758)
4,344,000 Euro settling 9/14/12	Citigroup	5,340,948	5,347,525	6,577
1,033,000 Euro settling 9/14/12	Deutsche Bank	1,269,553	1,271,637	2,084
7,736,000 Euro settling 9/14/12	JPMorgan Chase	9,838,041	9,523,124	(314,917)
980,000 Euro settling 9/14/12	Royal Bank of Scotland	1,220,878	1,206,394	(14,484)
444,500 South Korean Won settling 9/28/12	Barclays Bank	383	392	9
26,015,117 Mexican Peso settling 8/15/12	HSBC Bank	1,940,558	1,953,871	13,313
278,246 Mexican Peso settling 12/3/12	UBS	20,564	20,680	116
9,370 Philippines Peso settling 10/31/12	Citigroup	214	224	10
114 Singapore Dollar settling 10/22/12	Royal Bank of Scotland	90	91	1
114 Singapore Dollar settling 8/3/12	UBS	92	91	(1)
Sold:
24,277,000 Australian Dollar settling 8/9/12	Bank of America	24,264,862	25,496,293	(1,231,431)
11,265,000 Australian Dollar settling 8/9/12	UBS	11,650,849	11,830,776	(179,927)
5,167,278 Brazilian Real settling 8/2/12	Bank of America	2,545,000	2,521,607	23,393
6,023,222 Brazilian Real settling 8/2/12	Barclays Bank	2,985,885	2,939,304	46,581
3,467,528 Brazilian Real settling 10/2/12	Barclays Bank	1,681,633	1,673,396	8,237
1,653,231 Brazilian Real settling 8/2/12	Goldman Sachs	812,998	806,769	6,229
6,922,568 Brazilian Real settling 8/2/12	HSBC Bank	3,379,814	3,378,181	1,633
1,621,774 Brazilian Real settling 8/2/12	Morgan Stanley	792,008	791,418	590
1,621,774 Brazilian Real settling 10/2/12	Morgan Stanley	785,249	782,653	2,596
2,501,169 Brazilian Real settling 8/2/12	UBS	1,240,426	1,220,559	19,867
270,182 Brazilian Real settling 10/2/12	UBS	130,953	130,387	566
9,939,000 British Pound settling 9/12/12	Barclays Bank	15,471,693	15,582,509	(110,816)
1,127,000 British Pound settling 9/12/12	BNP Paribas	1,746,861	1,766,927	(20,066)
1,259,000 British Pound settling 9/12/12	Deutsche Bank	1,974,792	1,973,879	913
17,532,000 Canadian Dollar settling 9/20/12	UBS	17,055,968	17,463,794	(407,826)
18,093,236 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,839,714	2,816,401	23,313
37,349,000 Euro settling 9/14/12	Citigroup	46,598,106	45,977,141	620,965
2,178,000 Euro settling 9/14/12	JPMorgan Chase	2,682,401	2,681,148	1,253
26,015,117 Mexican Peso settling 12/3/12	HSBC Bank	1,921,211	1,933,475	(12,264)
26,015,117 Mexican Peso settling 8/15/12	JPMorgan Chase	1,990,140	1,953,871	36,269
114 Singapore Dollar settling 8/3/12	Royal Bank of Scotland	90	91	(1)
7,360,010 South African Rand settling 10/26/12	Barclays Bank	886,983	879,292	7,691
29,440,040 South African Rand settling 10/26/12	HSBC Bank	3,549,944	3,517,167	32,777

				$(1,444,460)

At July 31, 2012, the Portfolio held $10,000 in principal value of U.S. Treasury Obligations and $1,655,000 in cash as collateral for derivative contracts and delayed-delivery securities. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received in the form of securities will not be pledged and are not reflected in the Schedule of Investments.

(F)	Reverse repurchase agreements at July 31, 2012:

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended July 31, 2012 was $29,651,875 at a weighted average interest rate of 0.18%. There were no open reverse repurchase agreements at July 31, 2012.

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2012 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS—107.4%
California—18.8%
$100	Irvine, Special Assessment, 4.00%, 9/2/21	$107,895
75	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/25, Ser. C (a)	93,607
75	State, GO, 5.25%, 7/1/21, Ser. A	92,566
100	Statewide Communities Dev. Auth. Rev.,
	Sutter Health, 5.00%, 8/15/23, Ser. A	122,865

		416,933

District of Columbia—4.3%
75	Dist. of Columbia Rev., 5.00%, 12/1/23, Ser. A	95,738

Florida—8.3%
75	Broward Cnty. Airport System Rev., 5.00%, 10/1/23, Ser. P-2	89,942
75	State Board of Education, GO, 5.00%, 6/1/20, Ser. C (a)	94,003

		183,945

Indiana—4.2%
75	Indiana Fin. Auth. Rev., 5.00%, 2/1/19, Ser. A	92,386

Louisiana—4.2%
75	State, GO, 5.00%, 7/15/24, Ser. C	94,284

Nebraska—4.3%
75	Lincoln Electric System Rev., 5.00%, 9/1/23 (a)	95,286

New York—18.4%
75	New York City, GO, 5.00%, 8/1/23, Ser. I	93,825
75	New York Liberty Dev. Corp. Rev.,
	4 World Trade Center Project, 5.00%, 11/15/44	83,282
100	State Dormitory Auth. Rev., 5.00%, 12/15/30, Ser. A	120,673
100	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	112,021

		409,801

Ohio—3.8%
75	State Building Auth. Rev., 4.00%, 10/1/20, Ser. A	83,962

Pennsylvania—5.5%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	121,467

Texas—22.9%
75	Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/23	92,243
75	Fort Bend Grand Parkway Toll Road Auth. Rev., 5.00%, 3/1/28 (a)	89,962
250	San Antonio Rev., 5.25%, 2/1/24	326,478

		508,683

Washington—8.4%
75	Energy Northwest Rev., 5.00%, 7/1/18, Ser. A	91,839
75	State, GO, 5.00%, 8/1/22, Ser. B-1 (a)	95,997

		187,836

Fixed Income SHares: Series TE Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Wisconsin—4.3%
$75	State, GO, 5.00%, 11/1/21, Ser. 2		$95,060

	Total Municipal Bonds (cost—$2,384,774)		2,385,381

Repurchase Agreement—13.5%
300	Credit Suisse Securities (USA) LLC,
	dated 7/31/12, 0.13%, due 8/1/12,
	proceeds $300,001; collateralized by
	U.S. Treasury Notes, 0.125%-2.00%, due
	7/31/14-11/15/21, valued at $308,238 including
	accrued interest (cost—$300,000)		300,000

	Total Investments (cost—$2,684,774) (b)	120.9%	2,685,381
	Liabilities in excess of other assets	(20.9)	(465,054)

	Net Assets	100.0%	$2,220,327

Notes to Schedule of Investments:

(a)	When-issued. To be settled after July 31, 2012.

(b)	At July 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $2,684,774. Gross unrealized appreciation was $5,686; gross unrealized depreciation was $5,079; and net unrealized appreciation was $607.

Glossary:

GO—General Obligation Bond

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees has adopted methods for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Pacific Investment Management Company LLC (“the Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee has been established by the Board of Trustees to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board of Trustees as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board of Trustees. The Board of Trustees shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond or note, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Portfolios to measure fair value during the nine months ended July 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. At July 31, 2012, there were no transfers between Levels 1 and 2 for any of the Portfolios.

A summary of the inputs used at July 31, 2012 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	—	$44,295,232	$92,217	$44,387,449
Financial Services	—	726,480,261	337,721	726,817,982
Utilities	—	86,652,732	2,662,828	89,315,560
All Other	—	1,028,782,246	—	1,028,782,246
Sovereign Debt Obligations	—	557,779,218	—	557,779,218
U.S. Government Agency Securities	—	497,483,712	—	497,483,712
Municipal Bonds	—	393,058,782	—	393,058,782
U.S. Treasury Obligations	—	181,022,648	—	181,022,648
Mortgage-Backed Securities	—	173,746,130	28,815	173,774,945
Senior Loans	—	23,218,509	—	23,218,509
Asset-Backed Securities	—	7,391,416	—	7,391,416
Common Stock	$14,103	—	—	14,103
Short-Term Investments	—	429,241,786	—	429,241,786

Total Investments in Securities—Assets	$14,103	$4,149,152,672	$3,121,581	$4,152,288,356

Investments in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(10,214,715)	—	$(10,214,715)

Other Financial Instruments*—Assets
Credit Contracts	—	$4,952,082	—	$4,952,082
Foreign Exchange Contracts	—	20,349,499	—	20,349,499
Interest Rate Contracts	$11,870,473	52,687,250	—	64,557,723

Total Other Financial Instruments*—Assets	$11,870,473	$77,988,831	—	$89,859,304

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(11,886,212)	—	$(11,886,212)
Foreign Exchange Contracts	—	(23,383,136)	—	(23,383,136)

Total Other Financial Instruments*—Liabilities	—	$(35,269,348)	—	$(35,269,348)

Total Investments	$11,884,576	$4,181,657,440	$3,121,581	$4,196,663,597

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities—Assets
U.S. Government Agency Securities	—	$1,726,454,263	—	$1,726,454,263
Corporate Bonds & Notes:
Financial Services	—	568,573,322	$10,864,300	579,437,622
All Other	—	443,533,624	—	443,533,624
Municipal Bonds	—	686,034,332	—	686,034,332
Mortgage-Backed Securities	—	459,604,070	4,263,620	463,867,690
U.S. Treasury Obligations	—	233,099,496	—	233,099,496
Sovereign Debt Obligations	—	182,665,663	—	182,665,663
Asset-Backed Securities	—	33,370,407	615,738	33,986,145
Common Stock	$356,541	—	—	356,541
Short-Term Investments	—	925,335,805	—	925,335,805
Options Purchased:
Interest Rate Contracts	—	10,153	—	10,153

Total Investments in Securities—Assets	$356,541	$5,258,681,135	$15,743,658	$5,274,781,334

Investments in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(8,968,730)	—	$(8,968,730)

Other Financial Instruments*—Assets
Credit Contracts	—	$6,029,182	—	$6,029,182
Foreign Exchange Contracts	—	1,537,441	—	1,537,441
Interest Rate Contracts	$2,285,641	13,222,448	—	15,508,089

Total Other Financial Instruments*—Assets	$2,285,641	$20,789,071	—	$23,074,712

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(2,066,214)	—	$(2,066,214)
Foreign Exchange Contracts	—	(872,559)	—	(872,559)

Total Other Financial Instruments*—Liabilities	—	$(2,938,773)	—	$(2,938,773)

Total Investments	$2,642,182	$5,267,562,703	$15,743,658	$5,285,948,543

Series R:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities—Assets
U.S. Treasury Obligations	—	$486,644,311	—	$486,644,311
Corporate Bonds & Notes	—	75,847,753	—	75,847,753
Sovereign Debt Obligations	—	68,652,432	—	68,652,432
Mortgage-Backed Securities	—	16,788,914	$14,314,926	31,103,840
Asset-Backed Securities	—	8,802,109	189,539	8,991,648
Senior Loans:
Telecommunications	—	693,194	465,162	1,158,356
All Other	—	6,576,505	—	6,576,505
U.S. Government Agency Securities	—	4,007,515	—	4,007,515
Municipal Bonds	—	75,873	—	75,873
Short-Term Investments	—	9,897,070	—	9,897,070
Options Purchased:
Interest Rate Contracts	—	140,514	663,283	803,797

Total Investments in Securities—Assets	—	$678,126,190	$15,632,910	$693,759,100

Investments in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(2,485,349)	$(57,642)	$(2,542,991)

Other Financial Instruments*—Assets
Credit Contracts	—	$173,571	—	$173,571
Foreign Exchange Contracts	—	1,044,696	—	1,044,696
Interest Rate Contracts	$303,031	532,540	—	835,571

Total Other Financial Instruments*—Assets	$303,031	$1,750,807	—	$2,053,838

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(485,650)	—	$(485,650)
Foreign Exchange Contracts	—	(2,489,156)	—	(2,489,156)
Interest Rate Contracts	—	(128,148)	—	(128,148)

Total Other Financial Instruments*—Liabilities	—	$(3,102,954)	—	$(3,102,954)

Total Investments	$303,031	$674,288,694	$15,575,268	$690,166,993

Series TE:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities—Assets
Municipal Bonds	—	$2,385,381	—	$2,385,381
Repurchase Agreement	—	300,000	—	300,000

Total Investments	—	$2,685,381	—	$2,685,381

*	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended July 31, 2012, was as follows:

Series C:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$1,549,186	—	$(27,981)	$(713)	$(1,730)	$100,560	—	$(1,527,105)	$92,217
Financial Services	334,818	—	(12,817)	—	—	15,720	—	—	337,721
Utilities	—	—	—	—	—	—	$2,662,828	—	2,662,828
Metals & Mining	6,665,776	$972,000	—	(16,624)	—	481,713	—	(8,102,865)	—
Paper/Paper Products	999,323	—	(1,060,000)	(4,941)	31	65,587	—	—	—
Telecommunications	24,826,140	—	—	2,278	—	3,468,652	—	(28,297,070)	—
Mortgage-Backed Securities	74,952	—	(309,418)	557	66,995	195,729	—	—	28,815

Total Investments	$34,450,195	$972,000	$(1,410,216)	$(19,443)	$65,296	$4,327,961	$2,662,828	$(37,927,040)	$3,121,581

Series M:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities—Assets
Corporate Bonds & Notes:
Financial Services	$10,440,900	—	—	$(56,336)	—	$479,736	—	—	$10,864,300
Mortgage-Backed Securities	—	$4,896,434	$(636,657)	(1,314)	$(878)	6,035	—	—	4,263,620
Asset-Backed Securities	661,682	—	(104,813)	—	—	58,869	—	—	615,738

Total Investments in Securities—Assets	$11,102,582	$4,896,434	$(741,470)	$(57,650)	$(878)	$544,640	—	—	$15,743,658

Investments in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	$(2,984,511)	—	—	—	2,763,231	221,280	—	—	—

Total Investments	$8,118,071	$4,896,434	$(741,470)	$(57,650)	$2,762,353	$765,920	—	—	$15,743,658

Series R:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities—Assets
Mortgage-Backed Securities	$6,119,756	—	$(841,960)	—	—	$6,545	$9,030,585	—	$14,314,926
Asset-Backed Securities	—	—	—	—	—	—	189,539	—	189,539
Senior Loans:
Telecommunications	—	—	—	—	—	—	465,162	—	465,162
Options Purchased:
Interest Rate Contracts	—	$723,690	—	—	—	(60,407)	—	—	663,283

Total Investments in Securities—Assets	$6,119,756	$723,690	$(841,960)	—	—	$(53,862)	$9,685,286	—	$15,632,910

Investments in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	$(260,023)	—	—	—	$151,328	$51,053	—	—	$(57,642)

Total Investments	$5,859,733	$723,690	$(841,960)	—	$151,328	$(2,809)	$9,685,286	—	$15,575,268

**	Transferred out of Level 2 into Level 3 because only single broker quotes were available or evaluated prices provided by a third-party pricing vendor were not available.
***	Transferred out of Level 3 into Level 2 because evaluated prices from a third-party pricing vendor were available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Series C, Series M and Series R held at July 31, 2012 was $107, $517,367 and $72,805, respectively.

The following tables represent additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2012:

Series C:

	Ending Balance at 7/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities—Assets
Corporate Bonds & Notes	$3,092,766	Third-Party pricing vendor	Single broker quote	$63.00 -$107.50
Mortgage-Backed Securities	28,815	Benchmark pricing	Security price reset	$8.48

Total Investments	$3,121,581

Series M:

	Ending Balance at 7/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities—Assets
Corporate Bonds & Notes	$10,864,300	Third-Party pricing vendor	Single broker quote	$108.64
Mortgage-Backed Securities	4,263,620	Third-Party pricing vendor	Single broker quote	$100.26
Asset-Backed Securites	615,738	Benchmark pricing	Security price reset	$6.58-$77.99

Total Investments	$15,743,658

Series R:

	Ending Balance at 7/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities—Assets
Mortgage-Backed Securities	$14,314,926	Third-Party pricing vendor	Single broker quote	$99.84-$104.75
Asset-Backed Securites	189,539	Benchmark pricing	Security price reset	$100.31
Senior Loans	465,162	Third-Party pricing vendor	Single broker quote	$105.00
Options Purchased	663,283	Portfolio manager recommendation	Single broker quote	$7.79-$8.00

Total Investments	$15,632,910

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Allianz Global Investors Managed Accounts Trust

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 27, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: September 27, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: September 27, 2012